    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 4, 1996
                                                            File Nos. 2-51914
                                                                 and 811-2521


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

  Pre-Effective Amendment No.
  Post-Effective Amendment No.   52

                                      and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

  Amendment No.   30


                             KEYSTONE LIQUID TRUST
               (Exact name of Registrant as specified in Charter)


             200 Berkeley Street, Boston, Massachusetts 02116-5034
              (Address of Principal Executive Offices) (Zip Code)

              Registrant's Telephone Number, including Area Code:
                                 (617) 338-3200

              Rosemary D. Van Antwerp, Esq., 200 Berkeley Street,
                             Boston, MA 02116-5034
                    (Name and Address of Agent for Service)


It is proposed that this filing will become effective

___ immediately upon filing pursuant to paragraph (b)
_X_ on October 31, 1996, pursuant to paragraph (b)
___ 60 days after filing pursuant to paragraph (a)(1)
___ on (date) pursuant to paragraph (a)(1)
___ 75 days after filing pursuant to paragraph (a)(2)
___ on (date) pursuant to paragraph (a)(2)

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has registered an indefinite amount of its securities under the Securities Act of 1933. The Rule 24f-2 Notice for the issuer's fiscal year ended June 30, 1996 was filed on August 22, 1996.

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
                              Proposed       Proposed
Title of      Share           Maximum        Maximum
Securities    Amount          Offering       Aggregate       Amount of
Being         Being           Price Per      Offering        Registration
Registered    Registered      Unit*          Price**         Fee
----------------------------------------------------------------------------
Shares of
Beneficial
Interest,    1,056,699,145    $1.00          $290,000        $100
Without
Par Value
----------------------------------------------------------------------------

* Computed under Rule 457(d) on the basis of the offering price per share at the close of business on September 26, 1996.

** The calculation of the maximum aggregate offering price is made pursuant to Rule 24e-2 under the Investment Company Act of 1940. 1,065,464,553 shares of the Fund were redeemed during its fiscal year ended June 30, 1996. Of such shares, 9,055,408 were used as a reduction pursuant to Rule 24f-2 during the current year. The remaining 1,056,409,145 shares are being used for a reduction in this filing.

                             KEYSTONE LIQUID TRUST

                                  CONTENTS OF
                        POST-EFFECTIVE AMENDMENT NO. 52
                                       to
                             REGISTRATION STATEMENT

              This Post-Effective Amendment No. 52 to Registration
        Statement No. 2-51914/811-2521 consists of the following pages, items of information and documents.

                                The Facing Sheet

                               The Contents Page

                           The Cross-Reference Sheet


                                     PART A

                                   Prospectus


                                     PART B

                      Statement of Additional Information


                                     PART C

               PART C - OTHER INFORMATION - ITEM 24(a) and 24(b)

                              Financial Statements

                          Independent Auditors' Report

                              Listing of Exhibits

         PART C - OTHER INFORMATION - ITEMS 25-32 - AND SIGNATURE PAGES

                        Number of Holders of Securities

                                Indemnification

                         Business and Other Connections

                             Principal Underwriter

                        Location of Accounts and Records

                                   Signatures

                    Exhibits (including Powers of Attorney)

                             KEYSTONE LIQUID TRUST

Cross-Reference Sheet pursuant to Rules 404 and 495 under the Securities Act of 1933.

    Items in
    Part A of
    Form N-1A                       Prospectus Caption
    ---------                       -------------------

         1                          Cover Page

         2                          Fee Table

         3                          Performance Data
                                    Financial Highlights

         4                          Cover Page
                                    The Fund
                                    Investment Objective and Policies
                                    Investment Restrictions

         5                          Fund Management and Expenses
                                    Additional Information

         5a                         Not Applicable

         6                          The Fund
                                    Dividends and Taxes
                                    Fund Shares
                                    Shareholder Services
                                    Pricing Shares

         7                          How to Buy Shares
                                    Alternative Sales Options
                                    Distribution Plans
                                    Shareholder Services

         8                          How to Redeem Shares
                                    Contingent Deferred Sales Charge and
                                      Waiver of Sales Charge

         9                          Not applicable

    Items in
    Part B of
    Form N-1A                       Statement of Additional Information Caption
    ---------                       -------------------------------------------
         10                         Cover Page

         11                         Table of Contents

         12                         Not applicable

         13                         Investment Objectives and Policies
                                    Investment Restrictions
                                    Brokerage
                                    Appendix

         14                         Declaration of Trust
                                    Trustees and Officers

         15                         Additional Information

         16                         Sales Charges
                                    Distribution Plans
                                    Investment Manager
                                    Investment Adviser
                                    Principal Underwriter
                                    Additional Information

         17                         Brokerage

         18                         Investment Objectives and Policies
                                    Declaration of Trust

         19                         Valuation of Securities
                                    Distribution Plans

         20                         Distributions and Taxes

         21                         Principal Underwriter

         22                         Yield Quotations

         23                         Financial Statements

                             KEYSTONE LIQUID TRUST

                                     PART A

                                   PROSPECTUS

--------------------------------------------------------------------------------

PROSPECTUS                                                    OCTOBER 31 , 1996

--------------------------------------------------------------------------------

                              KEYSTONE LIQUID TRUST

              200 BERKELEY STREET, BOSTON, MASSACHUSETTS 02116-5034
                          CALL TOLL FREE 1-800-343-2898

--------------------------------------------------------------------------------
         Keystone Liquid Trust (the "Fund") is a money market mutual fund that seeks high current income from short-term securities while preserving capital and maintaining liquidity.

         The Fund currently offers Class A, B, and C shares. Information on share classes and their fee and sales charge structures may be found in the "Fee Table," "How to Buy Shares," "Alternative Sales Options," "Contingent Deferred Sales Charge and Waiver of Sales Charges," "Distribution Plans," and "Fund Shares" sections of this prospectus.

         This prospectus concisely states information about the Fund that you should know before investing. Please read it and retain it for future reference.

         Additional information about the Fund is contained in a statement of additional information dated October 31, 1996, which has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. For a free copy, or for other information about the Fund, write to the address or call the telephone number provided on this page.

         WHILE THE FUND INTENDS TO MAINTAIN A NET ASSET VALUE PER SHARE OF $1.00, THERE IS NO ASSURANCE THAT IT WILL BE ABLE TO DO SO. SHARES OF THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

         SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

--------------------------------------------------------------------------------

                          Page                                             Page
Fee Table................... 2      Contingent Deferred Sales Charge and
Financial Highlights ....... 3            Waiver of Sales Charges........... 17
The Fund ................... 6      Distribution Plans ..................... 19
Investment Objective                How to Redeem Shares.................... 20
 and Policies............... 6      Shareholder Services.................... 23
Investment Restrictions .... 7      Performance Data ....................... 25
Pricing Shares ............. 8      Fund Shares ............................ 26
Dividends and Taxes ........ 9      Additional Information ................. 26
Fund Management and Expenses 10     Additional Investment Informatio ....... 27
How to Buy Shares .......... 12
Alternative Sales Options .. 14

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    FEE TABLE
                              KEYSTONE LIQUID TRUST
         The purpose of this fee table is to assist investors in understanding the costs and expenses that an investor in each class of shares of the Fund will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see the following sections of this prospectus: "Fund Management and Expenses"; "How to Buy Shares"; "Alternative Sales Options"; "Contingent Deferred Sale Charge and Waiver of Sales Charges"; "Distribution Plans"; and "Shareholder Services."

                                                      CLASS A SHARES            CLASS B SHARES           CLASS C SHARES
                                                         NO LOAD                   BACK-END                LEVEL LOAD
                                                         OPTION                  LOAD OPTION(1)             OPTION(2)
SHAREHOLDER TRANSACTION EXPENSES                      --------------        -----------------------    ------------------
Maximum Sales Load Imposed on Purchases..............    None               None                       None
  (as a percentage of offering price)
Deferred Sales Load    ..............................    0.00%              5.00% in the first year    1.00% in the first
  (as a percentage of the lesser of original purchase                       declining to 1.00% in      year and 0.00%
  price or redemption proceeds, as applicable)                              the sixth year and 0.00%   thereafter
                                                                            thereafter

Exchange Fee (per exchange)(3).......................    $10.00             $10.00                     $10.00
ANNUAL FUND OPERATING EXPENSES(4)
  (as a percentage of average net assets)
Management Fees ......................................   0.50%              0.50%                      0.50%
12b-1 Fees ...........................................   0.06               1.00%(5)                   1.00%(5)
Other Expenses .......................................   0.42%              0.41%                      0.44%
                                                         -----              -----                      -----
Total Fund Operating Expenses ........................   0.98%              1.91%                      1.94%
                                                         =====              =====                      =====

                                                              1 YEAR          3 YEARS       5 YEARS      10 YEARS
EXAMPLE(6)                                                    ------          -------       -------      --------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end
of each period:
    Class A ................................................   $10              $31          $ 54          $120
    Class B ................................................   $69              $90          $123          $199
    Class C ................................................   $30              $61          $105          $226
You  would  pay the  following  expenses  on a $1,000
investment,  assuming  no
redemption at the end of each period:
    Class A ................................................   $10              $31          $ 54          $120
    Class B ................................................   $19              $60          $103          $199
    Class C ................................................   $20              $61          $105          $226

AMOUNTS SHOWN IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
---------------
(1) Class B shares purchased on or after June 1, 1995 convert tax free to Class A shares after eight years. See "Class B Shares" for more information.
(2) Class C shares are available only through broker-dealers who have entered into special distribution agreements with Keystone Investment Distributors Company, the Fund's principal underwriter.
(3) There is no fee for exchange orders received by the Fund directly from a shareholder over the Keystone Automated Response Line ("KARL"). (For a description of KARL, see "Shareholder Services.")
(4) Expense ratios shown above are for the Fund's fiscal year ended June 30, 1996. Total Fund Operating Expenses for the fiscal year ended June 30, 1996 include indirectly paid expenses.
(5) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. ("NASD").
(6) The Securities and Exchange Commission requires use of a 5% annual return figure for purposes of this example. Actual return for the Fund may be greater or less than 5%.

                              FINANCIAL HIGHLIGHTS
                              KEYSTONE LIQUID TRUST
                                 CLASS A SHARES
                 (For a share outstanding throughout each year)

         The following table contains important financial information relating to the Fund and has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which also appear, together with the independent auditors' report, in the Fund's Annual Report. The Fund's financial statements, related notes, and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in its Annual Report, which will be made available upon request and without charge.


                                                             YEAR ENDED JUNE 30,

                               1996       1995       1994     1993      1992      1991     1990      1989     1988        1987
NET ASSET VALUE
  BEGINNING OF YEAR        $   1.00    $  1.00   $   1.00   $ 1.00   $  1.00   $  1.00  $  1.00   $  1.00  $  1.00     $  1.00
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income          .0464      .0454      .0235     .0230     .0386     .0634    .0760    .0786    .0597      .0524
Net realized and
  unrealized gain (loss)
  on investments              (.0001)         0          0    (.0001)    .0003         0        0    .0001   (.0001)         0
----------------------------------------------------------------------------------------------------------------------------------
Total from investment
  operations                   .0463      .0454      .0235     .0229     .0389     .0634    .0760    .0787    .0596      .0524
----------------------------------------------------------------------------------------------------------------------------------
Less distributions
  to shareholders             (.0463)    (.0454)    (.0235)   (.0229)   (.0389)   (.0634)  (.0760)  (.0787)  (.0596)    (.0524)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value end of
  year                     $   1.00     $ 1.00   $   1.00   $  1.00   $   1.00   $  1.00  $  1.00   $ 1.00  $  1.00    $  1.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                   4.73%      4.63%      2.37%     2.31%      3.96%     6.47%    7.81%    8.18%    6.31%      5.35%
Ratios/supplemental data
Ratios to average net assets:
   Net investment
     income                     4.66%     4.42%      2.50%     2.29%      3.99%     6.51%    7.53%    7.88%    5.99%      5.30%
   Total expenses               0.98%(a)  0.92%      1.02%     1.11%      1.10%     0.92%    1.00%    1.00%    1.00%      1.00%
NET ASSETS END OF YEAR        $332,796  $245,308   $398,617  $189,167   $227,115  $400,597 $406,306 $475,640 $461,032   $375,542
  (THOUSANDS)

(a) "Ratio of total expenses to average net assets" for the year ended June 30, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses for the year ended June 30, 1996, the expense ratio would have been 0.95%.

                              FINANCIAL HIGHLIGHTS
                              KEYSTONE LIQUID TRUST
                                 CLASS B SHARES
                 (For a share outstanding throughout each year)


         The following table contains important financial information relating to the Fund and has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which also appear, together with the independent auditors' report, in the Fund's Annual Report. The Fund's financial statements, related notes, and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in its Annual Report, which will be made available upon request and without charge.


                                                                                      FEBRUARY 1, 1993
                                                                                      (DATE OF INITIAL
                                                              YEAR ENDED JUNE 30,    PUBLIC OFFERING) TO
                                             1996              1995           1994       JUNE 30, 1993

Net asset value beginning of year         $  1.00           $  1.00        $  1.00        $  1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                       .0369             .0362          .0142          .0047
Net realized and unrealized loss on
     investments                                0                 0              0         (.0001)
-------------------------------------------------------------------------------------------------
Total from investment operations            .0369             .0362          .0142          .0046
-------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS        (.0369)           (.0362)        (.0142)        (.0046)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE END OF YEAR                $ 1.00            $ 1.00         $ 1.00         $ 1.00
-------------------------------------------------------------------------------------------------
TOTAL RETURN (C)                            3.76%             3.68%          1.43%          0.46%
RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets:
     Net investment income                  3.73%             3.66%          1.84%       1.08%(b)
     Total expenses                      1.91%(a)             1.84%          1.85%       2.15%(b)
NET ASSETS END OF YEAR (THOUSANDS)       $10,042           $ 7,281        $11,198     $   241

(a) "Ratio of total expenses to average net assets" for the year ended June 30, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses for the year ended June 30, 1996, the expense ratio would have been 1.88%.
(b) Annualized.
(c) Excluding applicable sales charges.

                              FINANCIAL HIGHLIGHTS
                              KEYSTONE LIQUID TRUST
                                 CLASS C SHARES
                 (For a share outstanding throughout each year)

         The following table contains important financial information relating to the Fund and has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which also appear, together with the independent auditors' report, in the Fund's Annual Report. The Fund's financial statements, related notes, and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in its Annual Report, which will be made available upon request and without charge.


                                                                                                    FEBRUARY 1, 1993
                                                                                                    (DATE OF INITIAL
                                                                       YEAR ENDED JUNE 30,          PUBLIC OFFERING)
                                                    1996           1995             1994            TO JUNE 30, 1993
NET ASSET VALUE BEGINNING OF YEAR                  $1.00          $1.00            $1.00                 $1.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:                 .0370          .0362            .0142                 .0045
Net investment income
Net realized and unealized loss on investments   (.0001)              0                0               (.0002)
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                   .0369          .0362            .0142                 .0043
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS               (.0369)        (.0362)          (.0142)               (.0043)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE END OF YEAR                       $ 1.00         $ 1.00           $ 1.00                $ 1.00
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(C)                                    3.75%          3.68%            1.43%                 0.43%
RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets:
       Net investment income                       3.72%          3.52%            1.97%              1.01%(b)
       Total expenses                              1.94%(a)       1.82%            1.86%              2.09%(b)
NET ASSETS END OF YEAR (THOUSANDS)               $3,285         $4,112           $6,599               $ 34

(a) "Ratio of total expenses to average net assets" for the year ended June 30, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses for the year ended June 30, 1996, the expense ratio would have been 1.91%.
(b) Annualized.
(c) Excluding applicable sales charges.

--------------------------------------------------------------------------------


                                    THE FUND

--------------------------------------------------------------------------------


         The Fund is an open-end, diversified management investment company, commonly known as a mutual fund. The Fund was formed as a Massachusetts business trust on May 22, 1975. The Fund is one of more than twenty funds managed by Keystone Management, Inc. ("Keystone Management"), the Fund's investment manager, and is one of more than thirty funds managed or advised by Keystone Investment Management Company ("Keystone"), the Fund's investment adviser. Keystone and Keystone Management are, from time to time, also collectively referred to as "Keystone."


--------------------------------------------------------------------------------

                        INVESTMENT OBJECTIVE AND POLICIES

--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

         The Fund's investment objective is to provide shareholders with high current income from short-term money market instruments while emphasizing preservation of capital and maintaining liquidity.

          The investment objective of the Fund is fundamental and may not be changed without the approval of a majority of the Fund's outstanding shares (as defined in the Investment Company Act of 1940 (the "1940 Act") which means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares (a "1940 Act Majority")).

          Any investment involves risk, and there is no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENTS AND INVESTMENT POLICIES

          To achieve its objective, the Fund invests in money market instruments maturing in 397 days or less. Such instruments include (1) commercial paper, including master demand notes; (2) obligations issued or guaranteed by the United States ("U.S.") government, its agencies or instrumentalities; (3) obligations, including certificates of deposit and bankers' acceptances, of banks or savings and loan associations having at least $1 billion in assets as of the date of their most recently published financial statements that are members of the Federal Deposit Insurance Corporation, including U.S. branches of foreign banks and foreign branches of U.S. banks; and (4) corporate obligations, that at the date of investment, are rated AA or better by Standard & Poor's Corporation ("S&P") or Aa or better by Moody's Investors Service ("Moody's"). The Fund may invest up to 100% of its assets in U.S. government securities, obligations of domestic branches of U.S. banks and repurchase agreements of such banks.

         The Fund will limit its investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Keystone determines present minimal credit risk and are at the time of acquisition eligible securities as defined under Rule 2a-7 of the 1940 Act ("Eligible Securities"). Generally, Eligible Securities include (1) securities rated by the requisite rating agencies, at the date of investment, in one of the two highest short-term rating categories; (2) securities of issuers receiving such rating with respect to other short-term debt securities; and (3) comparable unrated securities. Requisite rating agencies means any two agencies that have issued a rating with respect to a security or class of debt obligations of an issuer or one rating agency, if only one agency has issued a rating with respect to such security or issuer. If the Fund purchases securities that are unrated or that have been rated by a single rating agency, the purchase must be approved or ratified by the Fund's Board of Trustees.

         The short-term ratings are as follows: A-1 and A-2, the two highest ratings given by S&P; Prime-1 and Prime-2, the two highest ratings given by Moody's; and F-1 and F-2, the two highest ratings given by Fitch Investors Service, Inc. ("Fitch").

         While the Fund may purchase single rated or unrated securities, the Fund anticipates that at least 95% of its assets will be invested in instruments that, at the date of investment, are rated or deemed to be of comparable quality to securities rated in the highest short-term rating categories by any two rating agencies. The Fund will not invest more than 5% of its assets in securities rated in the second highest short-term rating category.

         The  Fund is  designed  for  individuals  and  institutions,  including counselors, brokers, lawyers, accountants, charitable and religious organizations and others acting in a fiduciary, advisory, agency, custodial or similar capacity. The Fund offers a convenient alternative to investing directly in money market instruments by eliminating the mechanical problems normally associated with direct investments while, most importantly, providing the opportunity to obtain the higher yields often available from money market investments made in large denominations.

         Because interest rates on money market instruments fluctuate in response to economic factors, the rates on short-term investments made by the Fund and the daily dividend paid to shareholders will vary, rising or falling with short-term rates generally, and that yields from short-term securities may be lower than yields from longer term securities. Also, the value of the Fund's securities will fluctuate inversely with interest rates. In addition, the Fund's investments in certificates of deposit issued by U.S. branches of foreign banks and foreign branches of U.S. banks involve somewhat more risk, but also more potential reward (higher interest rates), than investments in comparable domestic obligations.

         The securities in which the Fund may invest may not earn as high a level of current income as longer term or lower quality securities, which generally have less liquidity, greater market risk and more price fluctuation.

         The Fund may enter into reverse repurchase agreements and purchase and sell securities on a when issued or delayed delivery basis.

         The average weighted maturity of the Fund's investments will not exceed 90 days.

         For further information about the types of investments and investment techniques available to the Fund, including the associated risks, see the "Additional Investment Information" section of this prospectus and the statement of additional information.

--------------------------------------------------------------------------------

                             INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------


         The Fund has adopted the fundamental restrictions summarized below, which may not be changed without the approval of a 1940 Act majority of the Fund's outstanding shares. These restrictions and certain other fundamental and nonfundamental restrictions are set forth in detail in the statement of additional information. Unless otherwise stated, all references to the Fund's assets are in terms of current market value.

         The Fund may not do the following: (1) invest more than 5% of its assets in the securities of any one issuer other than the U.S. government; (2) borrow money, except that, in an aggregate amount not to exceed one-third of the Fund's assets, including the amount borrowed, the Fund may borrow money from banks on a temporary basis or enter into reverse repurchase agreements; (3) pledge more than 15% of its assets to secure borrowings; and (4) invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

         The Fund intends to follow policies of the Securities and Exchange Commission as they are adopted from time to time with respect to illiquid securities, including, at this time, (1) treating as illiquid, securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books and (2) limiting its holdings of such securities to less than 10% of net assets.

         In addition, the Fund may, notwithstanding any other investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund. The Fund does not currently intend to implement this policy and would do so only if the Trustees were to determine such action to be in the best interest of the Fund and its shareholders. In the event of such implementation, the Fund will comply with such requirements as to written notice to shareholders as are then in effect.


--------------------------------------------------------------------------------


                                 PRICING SHARES

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         The net asset value of a Fund share is  computed  each day on which the
New York Stock Exchange (the "Exchange") is open as of the close of trading on the Exchange (currently 4:00 p.m. eastern time for purposes of pricing Fund shares) except on days when changes in the value of the Fund's portfolio securities do not affect the current net asset value of its shares. The Exchange is currently closed on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of the Fund is arrived at by determining the value of all of the Fund's assets, subtracting its liabilities and dividing the result by the number of its outstanding shares.

         Since the net income of the Fund is declared as a dividend each time net income is determined, the net asset value per share is expected to remain at $1.00 immediately after each dividend declaration.

       The Fund expects to have net income at the time of each dividend determination. If for any reason there is a net loss, the Fund will first offset such amount pro rata against dividends accrued during the month in each shareholder account. To the extent that such a net loss would exceed such accrued dividends, the Fund will reduce the number of its outstanding shares by having each shareholder contribute to the Fund's capital his pro rata portion of the total number of shares required to be canceled in order to maintain a net asset value of $1.00 per share of the Fund. EACH SHAREHOLDER WILL BE DEEMED TO HAVE AGREED TO SUCH A CONTRIBUTION IN THESE CIRCUMSTANCES BY HIS OR HER INVESTMENT IN THE FUND.

         The Fund values its money market investments as follows: (1) money market investments maturing in sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest approximates market; and
(2) money market investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. All other investments are valued at market value or, where market quotations are not readily available, at fair value as determined in good faith by the Fund's Board of Trustees.

--------------------------------------------------------------------------------


                               DIVIDENDS AND TAXES

--------------------------------------------------------------------------------


         The Fund has qualified and intends to continue to qualify as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund qualifies if, among other things, it distributes to its shareholders at least 90% of its net investment income for its fiscal year. The Fund also intends to make timely distributions, if necessary, sufficient in amount to avoid the nondeductible 4% excise tax imposed on a regulated investment company to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains for the one-year period ending on October 31 of such calendar year.

         If the Fund qualifies as a RIC and if it distributes substantially all of its net investment income and net capital gains, if any, to shareholders, it will be relieved of any federal income tax liability.

         The Fund declares dividends daily from its net investment income and net capital gains, if any, and makes distributions to its shareholders monthly. Shareholders receive Fund distributions in the form of additional shares of that class of shares upon which the distribution is based or, at the shareholder's option, in cash. Fund distributions in the form of additional shares are made at net asset value without the imposition of a sales charge. Because Class B and Class C shares bear the costs of distribution of their shares through a higher annual distribution fee than Class A shares, expenses attributable to Class B shares and Class C shares will generally be higher than those of Class A shares and income distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares.

         Dividends and distributions are taxable whether they are received in cash or in shares. Income dividends and net short-term gains distributions are taxable as ordinary income. Dividends and distributions may also be subject to state and local taxes. Any taxable distribution declared in October, November, or December to shareholders of record in such a month, and paid by the following January 31, will be includable in the taxable income of shareholders as if paid on December 31 of the year in which the distribution was declared. The Fund advises its shareholders annually as to the federal tax status of all distributions made during the year.


--------------------------------------------------------------------------------

                          FUND MANAGEMENT AND EXPENSES

--------------------------------------------------------------------------------

FUND MANAGEMENT

         Subject to the general supervision of the Fund's Board of Trustees, Keystone Management, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, is responsible for the overall management of the Fund's business and affairs.

INVESTMENT MANAGER

         Keystone Management was organized in 1989 and is a wholly-owned subsidiary of Keystone. Its directors and principal executive officers have been affiliated with Keystone, a seasoned investment adviser, for a number of years. Keystone Management also serves as investment manager to each of the funds in the Keystone Fund Family and to certain other funds in the Keystone Investments Family of Funds.

         Pursuant to its Management Agreement with the Fund (the "Management Agreement"), Keystone Management has delegated its investment management functions, except for certain administrative and management services as described below, to Keystone and has entered into an Advisory Agreement with Keystone (the "Advisory Agreement") under which Keystone provides investment advisory and management services to the Fund. Services performed by Keystone Management include (1) performing research and planning with respect to (a) the Fund's qualification as a regulated investment company under Subchapter M of the Code, (b) tax treatment of the Fund's portfolio investments, (c) tax treatment of special corporate actions (such as reorganizations), (d) state tax matters affecting the Fund, and (e) the Fund's distributions of income and capital gains; (2) preparing the Fund's federal and state tax returns; and (3) providing services to the Fund's shareholders in connection with federal and state taxation and distributions of income and capital gains.

         The Fund pays Keystone Management a fee for its services at the annual rate of:

         (1) .50 of 1% of the average daily value of the net assets of the Fund on the first $500,000,000 of such assets; plus

         (2) .45 of 1% of the average daily value of the net assets of the Fund that exceed $500,000,000 and are less than $1,000,000,000; plus

         (3) .40 of 1% of the average daily value of the net assets of the Fund that are $1,000,000,000 or more.

The management fee is computed as of the close of business each business day and payable monthly.

INVESTMENT ADVISER

         Keystone has provided investment advisory and management services to investment companies and private accounts since it was organized in 1932. Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. ("Keystone Investments"). Both Keystone and Keystone Investments are located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

         Keystone Investments is a private corporation predominantly owned by current and former members of management of Keystone and its affiliates. The shares of Keystone Investments common stock beneficially owned by management are held in a number of voting trusts, the trustees of which are George S. Bissell, Albert H. Elfner, III, Edward F. Godfrey, Ralph J. Spuehler, Jr. and Rosemary D. Van Antwerp. Keystone Investments provides accounting, bookkeeping, legal, personnel, and general corporate services to Keystone Management, Keystone, their affiliates, and the Keystone Investments Family of Funds.

         Pursuant to the Advisory Agreement, Keystone receives for its services an annual fee equal to 85% of the management fee received by Keystone Management under the Management Agreement.

         During the fiscal year ended June 30, 1996, the Fund paid or accrued to Keystone Management investment management fees and administrative service fees of $1,359,239, which represented 0.50% of the Fund's average net assets. Of such amount paid to Keystone Management, $1,155,353 was paid to Keystone for its services to the Fund.

         The Fund has adopted a Code of Ethics incorporating policies on personal securities trading as recommended by the Investment Company Institute.

         Keystone Investments has recently entered into an Agreement and Plan of Acquisition and Merger with First Union Corporation ("First Union"), pursuant to which Keystone Investments is to be merged with and into a subsidiary of First Union National Bank of North Carolina ("FUNB-NC") (the "Merger"). The surviving corporation will be known as Keystone Investments, Inc. FUNB-NC is a wholly-owned subsidiary of First Union. Subject to a number of conditions being met, it is currently anticipated that the Merger will take place on or around December 23, 1996. Thereafter, Keystone Investments, Inc. is expected to be a subsidiary of FUNB-NC.

         If consummated, the proposed Merger will be deemed to cause an assignment, within the meaning of the 1940 Act, of the Advisory Agreement and the Management Agreement. Consequently, the completion of the transaction is contingent upon, among other things, the approval of the Fund's shareholders of a new investment advisory agreement between the Fund and Keystone (the "New Advisory Agreement"). The Fund's Trustees have approved the terms of the New Advisory Agreement, subject to the approval of shareholders and the completion of the Merger, and have called a special meeting of shareholders to obtain their approval of the New Advisory Agreement. The meeting is expected to be held in December 1996. The proposed New Advisory Agreement has terms, including the fees payable thereunder, that are substantially identical to those in the current agreements.

         In addition to an assignment of the Fund's Management Agreement and Advisory Agreement, the Merger, if consummated, will also be deemed to cause an assignment, as defined by the 1940 Act, of the Principal Underwriting Agreements between the Fund and Keystone Investment Distributors Company (the "Principal Underwriter"). The Principal Underwriter, a wholly-owned subsidiary of Keystone, is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. As a result, the Fund's Trustees have approved the following agreements, subject to the completion of the Merger: (i) a principal underwriting agreement between Evergreen Funds Distributor, Inc. ("EFD") and the Fund; (ii) a marketing support agreement between the Principal Underwriter and EFD with respect to the Fund; and (iii) a subadministration agreement between the Adviser and EFD with respect to the Fund. EFD is a wholly-owned subsidiary of Furman Selz LLC. It is expected that on or about January 2, 1997, Furman Selz LLC will transfer EFD, and its related services, to BISYS Group, Inc. ("BISYS") (the "Transfer"). The Fund's Trustees have also approved, subject to completion of the Transfer: (i) a principal underwriting agreement with EFD and the Fund; (ii) a marketing support agreement between the Principal Underwriter and EFD with respect to the Fund; and (iii) a subadministration agreement between the Adviser and BISYS with respect to the Fund. The terms of such agreements are substantially identical to the terms of the agreements to be executed upon completion of the Merger.

FUND EXPENSES

         The Fund will pay all of its expenses. In addition to the investment advisory and management fees discussed above, the principal expenses that the Fund is expected to pay include, but are not limited to, expenses of those Trustees who are not interested persons (as defined in the 1940 Act) of the Fund (the "Independent Trustees"); transfer dividend disbursing and shareholder servicing agent expenses; custodian expenses; fees of its independent auditors and legal counsel to its Independent Trustees; expenses of shareholders' and Trustees' meetings; fees payable to government agencies, including registration and qualification fees of the Fund and its shares under federal and state securities laws; brokerage commissions, interest charges and taxes; and certain extraordinary expenses. In addition, each class will pay all of the expenses attributable to it. Such expenses are currently limited to Distribution Plan expenses.

         For the fiscal year ended June 30, 1996, the Fund's Class A, Class B and Class C shares paid 0.98%, 1.91% and 1.94% of average net assets (including indirectly paid expenses), respectively, in expenses.

         For the fiscal year ended June 30, 1996, the Fund paid or accrued to Keystone Investor Resource Center, Inc. ("KIRC"), the Fund's transfer and dividend disbursing agent, $759,359 in transfer agent fees and $17,571 to Keystone Investments for certain accounting services provided to the Fund. KIRC is a wholly-owned subsidiary of Keystone.

SECURITIES TRANSACTIONS

         Under policies established by the Board of Trustees, Keystone selects broker-dealers to execute transactions subject to the receipt of best execution. When selecting broker-dealers to execute portfolio transactions for the Fund, Keystone may consider as a factor the number of shares of the Fund sold by such broker-dealer. In addition, broker-dealers may, from time to time, be affiliated with the Fund, Keystone Management, Keystone, the Fund's principal underwriter or their affiliates.


--------------------------------------------------------------------------------

                                HOW TO BUY SHARES

--------------------------------------------------------------------------------

         You may purchase shares of the Fund from any broker-dealer that has a selling agreement with Principal Underwriter. In addition, you may purchase shares of the Fund by mailing to the Fund c/o Keystone Investor Resource Center, Inc., P.O. Box 2121, Boston, Massachusetts 02106-2121, a completed account application and a check payable to the Fund. You may also telephone 1-800-343-2898 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed account application. Subsequent investments in any amount may be made by check, by wiring federal funds, by direct deposit or by an electronic funds transfer ("EFT"). The Principal Underwriter, a wholly-owned subsidiary of Keystone, is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

         All classes of Fund shares are sold on a continuing basis without a sales load at net asset value, which is expected to be $1.00 per share on each day on which banks in both Boston and New York are open for business. An initial purchase of Fund shares must be at least $1,000. There is no minimum amount for subsequent purchases.

GENERAL

         Broker-dealers, banks and other financial institutions may assist their clients in effecting transactions in the Fund's shares and may charge a fee for these services.

         Orders for the purchase of Fund shares become effective at the next transaction time after monies become available for investment. The Fund's transaction time is the close of trading on the Exchange (currently 4:00 p.m. eastern time.) Investments received before 4:00 p.m. will become effective as of 4:00 p.m. and begin accruing dividends the next business day.

         Your purchase of shares will be confirmed to you and your shares credited to your account at net asset value.

         The Fund reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

         Shareholder inquiries should be directed to Keystone Investor Resource Center, Inc. ("KIRC"), the Fund's transfer agent, by calling toll-free 1-800-343-2898 or writing to KIRC or to the firm from which you received this prospectus.

SUB-ACCOUNTING

         The Fund offers free "sub-accounting" service to banks, broker-dealers, investment advisers and others who have multiple accounts. Multiple accounts may be carried under one master account. Transaction advices and monthly reports are provided for each sub-account individually, and that information also is included in summary master account reports. For information concerning sub-accounting, call KIRC at the telephone number listed above.

--------------------------------------------------------------------------------

                            ALTERNATIVE SALES OPTIONS

--------------------------------------------------------------------------------

         The Fund offers Classes A, B, and C shares:

CLASS A SHARES -- NO LOAD OPTION

         Class A shares are sold without a sales charge at the time of purchase.

CLASS B SHARES -- BACK-END LOAD OPTION

         Class B shares are sold without a sales charge at the time of purchase, but are, with certain exceptions, subject to a deferred sales charge if they are redeemed. Class B shares purchased on or after June 1, 1995 are subject to a deferred sales charge if redeemed during the 72-month period from and including the month of purchase. Class B shares purchased prior to June 1, 1995 are subject to a deferred sales charge upon redemption during the four calendar years following purchase. Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years from and including the month of purchase will automatically convert to Class A shares without the imposition of an exchange fee. Class B shares purchased prior to June 1, 1995 retain their existing conversion rights.

CLASS C SHARES -- LEVEL LOAD OPTION

         Class C shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within one year after the date of purchase. Class C shares are available only through broker-dealers who have entered into special distribution agreements with the Principal Underwriter.

         Each Class of shares, pursuant to its Distribution Plan, currently pays an annual service fee of 0.25% of the Fund's average daily net assets attributable to that class. In addition to the 0.25% service fee, the Class B and C Distribution Plans provide for the payment of an annual distribution fee of up to 0.75% of the average daily net assets attributable to their respective classes. As a result, income distributions paid by the Fund with respect to Class B and Class C shares will generally be less than those paid with respect to Class A shares.

         In general, three Fund share classes have been established so that investors in each class of any Keystone America Fund who wish to take advantage of the exchange privilege within the Keystone America Fund Family can have a money market fund exchange option available to them. Investors purchasing shares of the Fund without regard to the availability of exchanges should consider Class A shares because there is no distribution fee. (In the event of an exchange for Class A shares of a Keystone America Fund, the applicable front-end sales charge will be imposed.) Investors who wish to have the ability to exchange their shares for Class B or Class C shares of other Keystone America Funds should consider purchasing Class B or Class C shares of the Fund, depending on the amount and intended length of the investment.

         The Fund will not normally accept any purchase of Class B shares in the amount of $250,000 or more, and will not normally accept any purchase of Class C shares in the amount of $1,000,000 or more.

CLASS A SHARES

         Class A shares are offered at net asset value without an initial sales charge.

CLASS A DISTRIBUTION PLAN

         The Fund has adopted a Distribution Plan with respect to its Class A shares (the "Class A Distribution Plan") that provides for expenditures by the Fund, currently limited to 0.25% annually of the average daily net asset value of Class A shares, to pay expenses associated with the distribution of Class A shares. Amounts paid by the Fund to the Principal Underwriter under the Class A Distribution Plan are currently used to pay others, such as broker-dealers, service fees at an annual rate of up to 0.25% of the average daily net asset value of Class A shares maintained by such recipients and outstanding on the books of the Fund for specified periods.

CLASS B SHARES

         Class B shares are offered at net asset value, without an initial sales charge.

         With respect to Class B shares purchased on or after June 1, 1995, the Fund, with certain exceptions, imposes a deferred sales charge in accordance with the following schedule:

                                                              DEFERRED
                                                              SALES
                                                              CHARGE
REDEMPTION TIMING                                             IMPOSED
----------------------------------                            ---------
First twelve-month period ....................................  5.00%
Second twelve-month period ...................................  4.00%
Third twelve-month period ....................................  3.00%
Fourth twelve-month period ...................................  3.00%
Fifth twelve-month period ....................................  2.00%
Sixth twelve-month period ....................................  1.00%

No deferred sales charge is imposed on amounts redeemed thereafter.

         With respect to Class B shares sold prior to June 1, 1995, the Fund, with certain exceptions, imposes a deferred sales charge of 3.00% on shares redeemed during the calendar year of purchase and the first calendar year after the year of purchase; 2.00% on shares redeemed during the second calendar year after the year of purchase; and 1.00% on shares redeemed during the third calendar year after the year of purchase. No deferred sales charge is imposed on amounts redeemed thereafter.

         When imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Principal Underwriter. Amounts received by the Principal Underwriter under the Class B Distribution Plans are reduced by deferred sales charges retained by the Principal Underwriter. See "Contingent Deferred Sales Charge and Waiver of Sales Charges" below.

         Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years from and including the month of purchase will automatically convert to Class A shares (which are subject to a lower Distribution Plan charge) without imposition of an exchange fee. Class B shares purchased prior to June 1, 1995 will similarly convert to Class A shares at the end of seven calendar years after the year of purchase. (Conversion of Class B shares represented by share certificates will require the return of the share certificates to KIRC.) The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. It is the Fund's opinion that such a conversion will not constitute a taxable event under current federal income tax law. In the event that this ceases to be the case, the Board of Trustees will consider what action, if any, is appropriate and in the best interests of the Class B shareholders.

CLASS B DISTRIBUTION PLANS

         The Fund has adopted Distribution Plans with respect to its Class B shares (the "Class B Distribution Plans") that provide for expenditures at an annual rate of up to 1.00% of the average daily net asset value of Class B shares to pay expenses of the distribution of Class B shares. Payments under the Class B Distribution Plans are currently made to the Principal Underwriter (which may reallow all or part to others, such as broker-dealers) (1) as commissions for Class B shares sold and (2) as shareholder service fees. Amounts paid or accrued to the Principal Underwriter under (1) and (2) in the aggregate may not exceed the annual limitation referred to above.

         The Principal Underwriter generally reallows to broker-dealers or others a commission equal to 4.00% of the price paid for each Class B share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class B share sold. Beginning approximately 12 months after the purchase of a Class B share, the broker-dealer or other party will receive service fees at an annual rate of 0.25% of the average daily net asset value of such Class B share maintained by the recipient and outstanding on the books of the Fund for specified periods. See "Distribution Plans" below.

CLASS C SHARES

         Class C shares are offered only through broker-dealers who have special distribution agreements with the Principal Underwriter. Class C shares are offered at net asset value, without an initial sales charge. With certain exceptions, the Fund may impose a deferred sales charge of 1.00% on shares redeemed within one year after the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Principal Underwriter. See "Contingent Deferred Sales Charge and Waiver of Sales Charges" below.

CLASS C DISTRIBUTION PLAN

         The Fund has adopted a Distribution Plan with respect to its Class C shares (the "Class C Distribution Plan") that provides for expenditures at an annual rate of up to 1.00% of the average daily net asset value of Class C shares to pay expenses of the distribution of Class C shares. Amounts paid by the Fund under the Class C Distribution Plan are currently made to the Principal Underwriter (which may reallow all or part to others, such as broker-dealers)
(1) as commissions for Class C shares sold and (2) as shareholder service fees. Amounts paid or accrued to the Principal Underwriter under (1) or (2) in the aggregate may not exceed the annual limitation referred to above.

        The Principal Underwriter generally reallows to broker-dealers or others a commission in the amount of 0.75% of the price paid for each Class C share sold, plus the first year's service fee in advance in the amount of 0.25% of the price of each Class C share sold, and, beginning approximately fifteen months after purchase, a commission at an annual rate of 0.75% (subject to NASD rules -- see "Distribution Plans") plus service fees at an annual rate of 0.25%, respectively, of the average daily net asset value of each Class C share maintained by such recipients and outstanding on the books of the Fund for specified periods. See "Distribution Plans" below.


--------------------------------------------------------------------------------

          CONTINGENT DEFERRED SALES CHARGE AND WAIVER OF SALES CHARGES

--------------------------------------------------------------------------------

         Any contingent deferred sales charge imposed upon the redemption of Class B or Class C shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or (2) the net asset value at the time of purchase of such shares.

         No contingent deferred sales charge is imposed when you redeem amounts derived from (1) increases in the value of your account above the net cost of such shares due to increases in the net asset value per share of the Fund; (2) certain shares with respect to which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions; (3) Class B shares held during more than four consecutive calendar years or more than 72 months, as the case may be; or (4) Class C shares held for more than one year. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

         The Fund also may sell Class A, Class B or Class C shares at net asset value without a contingent deferred sales charge to certain Directors, Trustees, officers and employees of the Fund and Keystone and certain of their affiliates, to registered representatives of firms with dealer agreements with the Principal Underwriter and to a bank or trust company acting as a trustee for a single account. For more information, see the statement of additional information.

         In addition, no contingent deferred sales charge is imposed on a redemption of shares of the Fund in the event of (1) death or disability of the shareholder; (2) a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old; (4) involuntary redemptions of accounts having an aggregate net asset value of less than $1,000; (5) automatic withdrawals under the Systematic Income Plan of up to 1.5% per month of the shareholder's initial account balance; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.

ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS

         The Principal Underwriter may, from time to time, provide promotional incentives, including reallowance of up to the entire sales charge, to certain broker-dealers whose representatives have sold or are pected to sell significant amounts of Fund shares. In addition, broker-dealers may, from time to time, receive additional cash payments. The Principal Underwriter may also provide written information to broker-dealers with whom it has dealer agreements that relates to sales incentive campaigns conducted by such broker-dealers for their representatives as well as financial assistance in connection with pre-approved seminars, conferences and advertising. No such programs or additional compensation will be offered to the extent they are prohibited by the laws of any state or any self-regulatory agency such as the NASD.

         The Principal Underwriter may, at its own expense, pay concessions in addition to those described above to broker-dealers that satisfy certain criteria established from time to time by the Principal Underwriter. These conditions relate to increasing sales of shares of the Keystone funds over specified periods and certain other factors. Such payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to 0.25% of the value of shares sold by such dealer.

         The Principal Underwriter also may pay a transaction fee (up to the level of the payments made allowable to broker-dealers for the sale of such shares, as described above) to banks and other financial services firms that facilitate transactions in shares of the Fund for their clients.

         The Glass-Steagall Act currently limits the ability of a depository institution (such as a commercial bank or a savings and loan association) to become an underwriter or distributor of securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from accepting payments under the arrangement described above, or should Congress relax current restrictions on depository institutions, the Board of Trustees will consider what action, if any, is appropriate.

         In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.


--------------------------------------------------------------------------------

                               DISTRIBUTION PLANS

--------------------------------------------------------------------------------

         As discussed above, the Fund bears some of the costs of selling its shares under Distribution Plans adopted with respect to its Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act.

         The NASD limits the amount that the Fund may pay annually in distribution costs for sale of its shares and shareholder service fees to 1% of the aggregate average daily net asset value of its shares, of which 0.75% may be used to pay such distribution costs and 0.25% may be used to pay shareholder service fees. The NASD also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the 12b-1 Distribution Plan, plus interest at the prime rate plus 1% on such amounts (less any deferred sales charges paid by shareholders to the Principal Underwriter) remaining unpaid from time to time.

         The Principal Underwriter intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plans that exceed current annual payments permitted to be received by the Principal Underwriter from the Fund. The Principal Underwriter intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus one percent) at such time in the future as, and to the extent that, payment thereof by the Fund would be within the permitted limits. If the Fund's Independent Trustees authorize such payments, the effect would be to extend the period of time during which the Fund incurs the maximum amount of costs allowed by a Distribution Plan.

         In connection with financing its distribution costs, including commission advances to broker-dealers and others, the Principal Underwriter has sold to a financial institution substantially all of its 12b-1 fee collection rights and contingent deferred sales charge collection rights in respect of Class B shares sold during the two-year period commencing approximately June 1, 1995. The Fund has agreed not to reduce the rate of payment of 12b-1 fees in respect of such Class B shares unless it terminates such shares' Distribution Plan completely. If it terminates such Distribution Plan, the Fund may be subject to possible adverse distribution consequences.

         Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. If a Distribution Plan is terminated, the Principal Underwriter will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances.

         Unreimbursed distribution expenses at June 30, 1996 were $1,069,672 for Class B shares purchased prior to June 1, 1995 (10.65% of such Class B net assets at June 30, 1996); $201,443 for Class B shares purchased on or after June 1, 1995 (2.01% of such Class B net assets at June 30, 1996); and $1,036,758 for Class C shares (31.56% of Class C net assets at June 30, 1996).

         For the year ended June 30, 1996, the Fund paid the Principal Underwriter $148,564 under its Class A Distribution Plan; $77,113 for Class B shares sold prior to June 1, 1995, and $25,876 for Class B shares sold on or after June 1, 1995, under its Class B Distribution Plans; and $27,202 under its Class C Distribution Plan.

         Broker-dealers  or others may receive  different levels of compensation
depending  on  which  class  of  shares  they  sell.   Payments  pursuant  to  a
Distribution Plan are included in the operating expenses of the class.


--------------------------------------------------------------------------------

                              HOW TO REDEEM SHARES

--------------------------------------------------------------------------------

         You may redeem Fund shares for cash at their net redemption value, expected to be a constant $1.00 per share, upon written order to the Fund c/o KIRC, and presentation to the Fund of a properly endorsed share certificate (if certificates have been issued). Your signature(s) on the written order and certificates must be guaranteed as described below. In order to redeem by telephone or to engage in telephone transactions generally, you must complete the authorization in your account application. Proceeds for shares redeemed on telephonic order will be deposited by wire or EFT only to the bank account designated in your account application.

         You may also redeem your shares through broker-dealers. The Principal Underwriter, acting as agent for the Fund, stands ready to repurchase Fund shares upon orders from broker-dealers and will calculate the net asset value on the same terms as those orders for the purchase of shares received from broker-dealers and described under "How to Buy Shares." If the Principal Underwriter has received proper documentation, it will pay the redemption proceeds, less any applicable deferred sales charge, to the broker-dealer placing the order within seven days thereafter. The Principal Underwriter charges no fee for this service. Your broker-dealer, however, may charge a fee.

         If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you.

REDEMPTION OF SHARES IN GENERAL

         At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. In such a case, the Fund will mail the redemption proceeds upon clearance of the purchase check, which may take 15 days or more. Any delay may be avoided by purchasing shares either with a certified check, by Federal Reserve or bank wire of funds, or by EFT. Although the mailing of a redemption check or the wiring or EFT of redemption proceeds may be delayed, the redemption value will be determined and the redemption processed in the ordinary course of business upon receipt of proper documentation. In such a case, after the redemption and prior to the release of the proceeds, no appreciation or depreciation will occur in the value of the redeemed shares, and no interest will be paid on the redemption proceeds. If the payment of a redemption has been delayed, the check will be mailed or the proceeds wired or sent EFT promptly after good payment has been collected.

         The Fund computes the amount due you at the close of the Exchange at the end of the day on which it has received all proper documentation from you. Payment of the amount due on redemption, less any applicable contingent deferred sales charge (as described above), will be made within seven days thereafter except as discussed herein.

         For your protection, SIGNATURES ON CERTIFICATES, STOCK POWERS AND ALL WRITTEN ORDERS OR AUTHORIZATIONS MUST BE GUARANTEED BY A U.S. STOCK EXCHANGE MEMBER, A BANK OR OTHER PERSONS ELIGIBLE TO GUARANTEE SIGNATURES UNDER THE SECURITIES EXCHANGE ACT OF 1934 AND KIRC'S POLICIES. The Fund and KIRC may not only waive this requirement, but may also require additional documents in certain cases. Currently, the requirement for a signature guarantee has been waived on redemptions of $50,000 or less when the account address of record has been the same for a minimum period of 30 days. The Fund and KIRC reserve the right to withdraw this waiver at any time.

         If the Fund receives a redemption order, but you have not clearly indicated the amount of money or number of shares involved, the Fund cannot execute the order. In such case, the Fund will request the missing information from you and process the order on the day such information is received.

BY CHECK

         If requested, the Fund will establish a checking account for each class of shares held by the shareholder with State Street Bank and Trust Company ("State Street"). Checks may be drawn for $500 or more and may be payable to anyone. When a check is presented to State Street for payment, it will cause the Fund to redeem, at the net asset value next determined, a sufficient number of the shareholder's shares to cover the check. A shareholder thereby receives the daily dividends declared on the shares to be redeemed to cover the check through the day State Street instructs the Fund to redeem them. There is currently no charge to the shareholder for this checking account.

BY TELEPHONE

         A shareholder may redeem any amount from his or her account by calling toll-free 1-800-343-2898 or by using the Keystone Automated Response Line ("KARL"). (See the "Shareholder Services" section of this prospectus for a description of KARL.) To engage in telephone transactions generally, you must complete the appropriate sections of the Fund's application.

         In order to insure that instructions received by KIRC are genuine when you initiate a telephone transaction, you will be asked to verify certain criteria specific to your account. At the conclusion of the transaction, you will be given a transaction number confirming your request, and written confirmation of your transaction will be mailed the next business day. Your telephone instructions will be recorded. Redemptions by telephone are allowed only if the address and bank account of record have been the same for a minimum period of 30 days.

         If you cannot reach the Fund by telephone, you should follow the procedures for redeeming by mail or through a broker-dealer as set forth herein.

SMALL ACCOUNTS

         Because of the high cost of maintaining small accounts, the Fund reserves the right to redeem your account if its value has fallen below $1,000, the current minimum investment level, as a result of your redemptions (but not as a result of market action). You will be notified in writing and allowed 60 days to increase the value of your account to the minimum investment level. No deferred sales charges are applied to such redemptions.

GENERAL

         The checking account described in this prospectus will be subject to State Street's rules and regulations governing checking accounts. If there is an insufficient number of shares in a shareholder's account when a check is presented to State Street for payment, the check will be returned. If a shareholder presents a check on his or her account in person to State Street, it will be treated as a redemption by mail received that day.

         The Fund reserves the right, at any time, to terminate, suspend or change the terms of any redemption method described in this prospectus, except redemption by mail, and to impose fees. State Street reserves the right, at any time, to terminate, suspend or change the terms of the offered checking account and to impose fees.

         Except as otherwise noted, neither the Fund, KIRC nor the Principal Underwriter assumes responsibility for the authenticity of any instructions received by any of them from a shareholder in writing, over KARL or by telephone. KIRC will employ reasonable procedures to confirm that instructions received over KARL or by telephone are genuine. Neither the Fund, KIRC nor the Principal Underwriter will be liable when following instructions received over KARL or by telephone that KIRC reasonably believes to be genuine. If, for any reason, reasonable procedures are not followed, the Fund, KIRC, or the Principal Underwriter may be liable for any losses due to unauthorized or fraudulent instructions.

         The Fund may  temporarily  suspend  the right to redeem its shares when
(1) the Exchange is closed,  other than customary  weekend and holiday closings;
(2) trading on the Exchange is restricted; (3) an emergency exists and the Fund cannot dispose of its investments or fairly determine their value; or (4) the Securities and Exchange Commission so orders.


--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

KEYSTONE AUTOMATED RESPONSE LINE

         KARL offers shareholders specific fund account information and price and yield quotations as well as the ability to effect account transactions, including investments, exchanges and redemptions. Shareholders may access KARL by dialing toll-free 1-800-346-3858 on any touch-tone telephone, 24 hours a day, seven days a week.

EXCHANGES

         A shareholder who has obtained the appropriate prospectus may exchange Class A shares of the Fund that were purchased directly for shares of any of the funds in the Keystone Fund Family. This exchange privilege may be restricted for shareholders wishing to exchange Class A Fund shares that the shareholder acquired in a prior exchange transaction using shares of any fund in the Keystone Fund Family.

         A Fund shareholder exchanging into any such Keystone fund acquires his or her shares subject to the sales charges, deferred sales charges or other fees imposed by the new fund as they may apply.

         In addition, you may exchange shares of the Fund for shares of Keystone America Funds as follows:

              Class A shares may be exchanged for Class A shares of certain Keystone America Funds;

              Class B shares, except as noted below, may be exchanged for the same type of Class B shares of certain Keystone America Funds; and

              Class C shares may be exchanged for Class C shares of certain Keystone America Funds.

         Class B shares purchased on or after June 1, 1995 cannot be exchanged for Class B shares of Keystone Capital Preservation and Income Fund during the 24-month period commencing with and including the month of original purchase.

         The exchange of Class B shares and Class C shares will not be subject to a contingent deferred sales charge. However, if the shares being tendered for exchange are:

         (1) Class B shares that have been held for less than 72 months or four years, as the case may be, or

         (2) Class C shares that have been held for less than one year,

and are still subject to a deferred sales charge, such charge will carry over to the shares being acquired in the exchange transaction.

         You may exchange shares by calling toll free 1-800-343-2898, by writing KIRC or by calling KARL.

         Subject to the foregoing restrictions, Fund shares purchased by check may be exchanged for shares of the named funds, other than Keystone Precious Metal Holdings, Inc. ("KPMH"). In order to exchange Fund shares for shares of KPMH, a shareholder must have held Fund shares for a period of six months.


         You may exchange shares for another Keystone fund for a $10 fee by calling or writing to Keystone. The exchange fee is waived for individual investors who make an exchange using KARL. As noted above, if the shares being exchanged are still subject to a deferred sales charge, such charge will carry over to the shares being acquired in the exchange transaction. Shares of the Fund purchased directly and not by prior exchange into the Fund are not subject to an exchange fee upon exchange into another fund. The Fund reserves the right to terminate this exchange offer or to change the fee charged for any exchange.

         Orders for exchanges received by the Fund prior to 4:00 p.m. eastern time on any day the Fund is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after 4:00 p.m. eastern time on any business day will be executed at the respective net asset values determined at the close of the next business day.

         An excessive number of exchanges may be disadvantageous to the Fund. Therefore, the Fund, in addition to its right to reject any exchange, reserves the right to terminate the exchange privilege of any shareholder who makes more than five exchanges of shares of the funds in a year or three in a calendar quarter.

         An exchange order must comply with the requirements for a redemption or repurchase order and must specify the dollar value or number of shares to be exchanged. An exchange constitutes a sale for federal income tax purposes.

         The exchange privilege is available only in states where shares of the fund being acquired may legally be sold.

AUTOMATIC INVESTMENT PLAN

         With a Keystone Automatic Investment Plan, you can automatically transfer as little as $100 per month or quarter from your bank account or from the Fund to the Keystone fund of your choice. Your bank account will be debited for each transfer. You will receive confirmation with your next account statement.

         To establish or terminate an Automatic Investment Plan or to change the amount or schedule of your automatic investments, you may write to or call Keystone. Please include your account numbers. Termination may take up to 30 days.

DOLLAR COST AVERAGING

         Subject to the exchange restrictions set forth below and any other applicable exchange restrictions, you may elect to have a prestated amount automatically exchanged from your Fund account to any other Keystone fund. This exchange may be made either monthly or quarterly. There is a $100 minimum for each exchange, and there may be a minimal charge for each transaction. Upon written notice, you may change the amount to be exchanged, the frequency or the fund designated to receive such exchanges.

SYSTEMATIC INCOME PLAN

         Under the Fund's Systematic Income Plan, shareholders may request that they receive a monthly check in any specified amount of $100 or more. Upon written notice, the frequency and amount of such payments may be changed by the shareholder at any time. Depending upon the amount requested to be paid, the Fund's yield and the size of the shareholder's account, the specified distribution may in part include some return of capital. If the return of capital is continued it may possibly exhaust the shareholder's investment in the Fund.

RETIREMENT PLANS

         The Fund has various retirement plans available to investors, including Individual Retirement Accounts (IRAs); Rollover IRAs; Simplified Employee Pension Plans (SEPs); Salary Reduction Plans (SARSEPs); Tax Sheltered Annuity Plans (TSAs); 403(b)(7) Plans; 401(k) Plans; Keogh Plans; Profit-Sharing Plans; and Money Purchase Pension Plans. For details, including fees and application forms, call toll free 1-800-247-4075 or write to KIRC.


--------------------------------------------------------------------------------

                                PERFORMANCE DATA

--------------------------------------------------------------------------------

         From time to time, the Fund may advertise "yield" and "effective yield." BOTH YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS. PAST PERFORMANCE SHOULD NOT BE CONSIDERED REPRESENTATIVE OF RESULTS FOR ANY FUTURE PERIOD OF TIME. Yields are calculated separately for each class of shares of the Fund.

         The "yield" of a class refers to the income generated by an investment in the Fund over a stated seven-day period. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. See the statement of additional information for more complete information concerning performance calculations.
       The Fund may also include comparative performance information for each class of shares in advertising or marketing the Fund's shares, such as data from Lipper Analytical Services, Inc., Morningstar, Inc., Standard & Poor's Corporation and Ibbotson Associates or other industry publications.


--------------------------------------------------------------------------------

                                   FUND SHARES

--------------------------------------------------------------------------------


         The Fund issues Class A, B, and C shares that participate in dividends and distributions and have equal voting, liquidation and other rights except that (1) expenses related to the distribution of each class of shares or other expenses that the Board of Trustees may designate as class expenses from time to time, are borne solely by each class; (2) each class of shares has exclusive voting rights with respect to its Distribution Plan; (3) each class has different exchange privileges; and (4) each class has a different designation. When issued and paid for, the shares will be fully paid and nonassessable by the Fund. Shares may be exchanged as explained under "Shareholder Services," but will have no other preference, conversion, exchange or preemptive rights. Shares are redeemable, transferable and freely assignable as collateral. The Fund may establish additional classes or series of shares.

         Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares of the Fund vote together except when required by law to vote separately by class. The Fund does not have annual meetings. The Fund will have special meetings, from time to time, as required under its Declaration of Trust, as supplemented (the "Declaration of Trust") and under the 1940 Act. As provided in the Fund's Declaration of Trust, shareholders have the right to remove Trustees by an affirmative vote of a majority of the outstanding shares. A special meeting of the shareholders will be held when holders of 10% of the outstanding shares request a meeting for the purpose of removing a Trustee.

         The Fund is prepared to assist shareholders in communications with one another for the purpose of convening such a meeting as prescribed by Section 16(c) of the 1940 Act.


--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------


         KIRC, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, is a wholly-owned subsidiary of Keystone and serves as the Fund's transfer agent and dividend disbursing agent.

         When the Fund determines from its records that more than one account in the Fund is registered in the name of a shareholder or shareholders having the same address, upon written notice to those shareholders, the Fund intends, when an annual report or semi-annual report of the Fund is required to be furnished, to mail one copy of such report to that address.

         Except as otherwise stated in this prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in this prospectus without shareholder approval, including the right to impose or change fees for services provided.


--------------------------------------------------------------------------------

                        ADDITIONAL INVESTMENT INFORMATION

--------------------------------------------------------------------------------


          The Fund may engage in the following investment practices to the extent described in the prospectus and the statement of additional information.

COMMERCIAL PAPER

         The Fund's investments in commercial paper are limited to those rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch. These are the highest ratings assigned by such rating services.

OBLIGATIONS OF FOREIGN BRANCHES OF UNITED STATES BANKS

         The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S., and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

OBLIGATIONS OF UNITED STATES BRANCHES OF FOREIGN BANKS

         Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

ILLIQUID SECURITIES

         The Fund may invest in restricted securities, including securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resales by large institutional investors of securities not publicly traded in the U.S. The Fund may purchase Rule 144A securities when such securities present an attractive investment opportunity and otherwise meet the Fund's selection criteria. The Board of Trustees has adopted guidelines and procedures pursuant to which Keystone determines the liquidity of the Fund's Rule 144A securities. The Board of Trustees monitors Keystone's implementation of such guidelines and procedures.

         At the present time, the Fund cannot accurately predict exactly how the market for Rule 144A securities will develop. A Rule 144A security that was readily marketable upon purchase may subsequently become illiquid. In such an event, the Board of Trustees will consider what action, if any, is appropriate.

MASTER DEMAND NOTES

         Master demand notes are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amount borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Notes purchased by the Fund permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice) and to resell the note at any time to a third party. Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and the borrower, such instruments are not normally traded, and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, Keystone considers, under standards established by the Fund's Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes typically are not rated by credit rating agencies. Unless rated, the Fund will invest in them only if, at the time of investment, the issuer meets the criteria established for commercial paper.

REPURCHASE AGREEMENTS

         The Fund may enter into repurchase agreements with member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. government securities or other financial institutions believed by Keystone to be creditworthy. Such persons must be registered as U.S. government securities dealers with an appropriate regulatory organization. Under such agreements, the bank, primary dealer or other financial institution agrees upon entering into the contract to repurchase the security at a mutually agreed upon date and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Under a repurchase agreement, the seller must maintain the value of the securities subject to the agreement at not less than the repurchase price, such value being determined on a daily basis by marking the underlying securities to their market value. Although the securities subject to the repurchase agreement might bear maturities exceeding a year, the Fund intends only to enter into repurchase agreements which provide for settlement within a year and usually within seven days. Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve book entry system. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including (1) possible declines in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (2) possible subnormal levels of income and lack of access to income during this period; and (3) expenses of enforcing its rights. The Board of Trustees has established procedures to evaluate the creditworthiness of each party with whom the Fund enters into repurchase agreements by setting guidelines and standards of review for Keystone and monitoring Keystone's actions with regard to repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

         Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a mutually agreed upon date and price. The Fund intends to enter into reverse repurchase agreements to avoid otherwise having to sell securities during unfavorable market conditions in order to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the Fund's custodian containing liquid assets such as U.S. government securities or other high grade debt securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities that the Fund is obligated to repurchase may decline below the repurchase price.

"WHEN ISSUED" SECURITIES

         The Fund may also purchase and sell securities on a when issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. When issued or delayed delivery transactions arise when securities are purchased by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of purchase. A forward commitment transaction is an agreement by the Fund to purchase or sell securities at a specified future date. When the Fund engages in when issued and delayed delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. When issued and delayed delivery transactions may be expected to occur a month or more before delivery is due. No payment or delivery is made by the Fund, however, until it receives payment or delivery from the other party to the transaction. A separate account of liquid assets equal to the value of such purchase commitments may be maintained until payment is made.

         When issued and delayed delivery agreements are subject to risks from changes in value based upon changes in the level of interest rates and other market factors, both before and after delivery. The Fund does not accrue any income on such securities or currencies prior to their delivery. To the extent the Fund engages in when issued and delayed delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage. The Fund currently does not intend to invest more than 5% of its assets in when issued or delayed delivery transactions.

CERTIFICATE  OF  RESOLUTIONS  INSTRUCTIONS:   Please  fill  in  all  information
requested. Any change in the information must be made by a new Certificate of Resolutions.

1. VOTED: That STATE STREET BANK AND TRUST COMPANY, Boston, Massachusetts "State Street"), its successors or assigns, be and hereby is designated a depository of this corporation or business trust, and is authorized and directed to pay and to charge to the account of this corporation or business trust without limit as to amount and without inquiry as to circumstance of issue or disposition of the proceeds, even if drawn or endorsed to any signing or endorsing officer or other officer of this corporation or business trust or tendered in payment of the individual obligation of any such officer or for his credit or for deposit to his personal account, any and all checks, drafts, notes, bills of exchange, or other orders for the payment of money upon State Street, its successors or assigns, or payable at the office thereof and signed on behalf of this corporation or business trust by any ------------ of its following officers, to wit (insert titles of officers rather than their names):
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------

2.       VOTED: That ---------------------------- is hereby authorized from time
                     (Title)
         to   time  (a) to  complete  and  execute  on  behalf  of  this corporation or business trust one or more applications issued by Keystone Liquid Trust substantially in the form attached to its current prospectus and (b) to designate the bank and account referred to under Paragraph F-2, TELEPHONE REDEMPTIONS of such application.

3. VOTED: That the preceding votes shall remain in full force and effect until terminated by a subsequent vote and until written notice signed by the Secretary (Clerk) of this corporation or business trust of such subsequent vote is delivered in the case of Vote 1 to State Street and in the case of Vote 2 to Keystone Liquid Trust.

         I,     ------------------------------,     (Secretary)    (Clerk)    of
         ----------------------------------  , a corporation  or business  trust organized under the laws of the State of ---------------------------------------------------, do hereby certify that the above votes were duly adopted by the Board of Directors or Trustees of said corporation or business trust on the -----------day of -------------------- 19 --------, in conformity with its Charter (or
         Trust Agreement) and By-Laws and are in full force and effect.

         I further certify that the following persons are authorized to act in accordance with the foregoing vote, that the signatures set opposite their names are their true and correct signatures and that they have been duly elected or appointed to the offices in this corporation or business trust, if any, set opposite their names:

         --------------------   ---------------------   ------------------------
         Name                   Signature               Title

         --------------------   ---------------------   ------------------------
         Name                   Signature               Title

          In witness whereof, I hereunto set my hand and the seal of said corporation or business trust this

         ----------------------------- day of -------------------- 19 -------- .
         *Confirmed

         -----------------------------       -----------------------------------

         Secretary
          Clerk
         -----------------------------
          (Title)

         *If the Secretary, Clerk or other recording officer is authorized to act by the above resolutions, this certificate must be signed by another officer.

[Logo}            KEYSTONE
                  INVESTMENTS

                  Keystone Investment Distributors Company
                  200 Berkeley Street
                  Boston, Massachusetts 02116-5034


                                              [Recycle Logo]
                           KEYSTONE

---------------------------------------


                       Photo:

                  Grandfather pushing

                  Grandson on Bicycle



---------------------------------------


                                             LIQUID

                                             TRUST


                                             [Logo]


                            PROSPECTUS AND

                              APPLICATION

                             KEYSTONE LIQUID TRUST

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

                              KEYSTONE LIQUID TRUST

                                OCTOBER 31, 1996


         This statement of additional information is not a prospectus, but relates to, and should be read in conjunction with, the prospectus of Keystone Liquid Trust (the "Fund") dated October 31, 1996. A copy of the prospectus may be obtained from Keystone Investment Distributors Company (the "Principal Underwriter"), the Fund's principal underwriter, 200 Berkeley Street, Boston, MA 02116-5034, or your broker-dealer.



                                TABLE OF CONTENTS



                                                                   Page

                  Investment Objective and Policies                  2
                  Investment Restrictions                            2
                  Distributions                                      5
                  Valuation of Securities                            5
                  Brokerage                                          6
                  Sales Charges                                      8
                  Distribution Plans                                11
                  Trustees and Officers                             15
                  Investment Manager                                20
                  Investment Adviser                                22
                  Principal Underwriter                             25
                  Declaration of Trust                              27
                  Yield Quotations                                  29
                  Additional Information                            30
                  Appendix                                         A-1
                  Financial Statements                             F-1
                  Independent Auditors' Report                     F-12

                        INVESTMENT OBJECTIVE AND POLICIES


         The Fund is an open-end, diversified management investment company. The Fund's investment objective is to provide shareholders with high current income from short-term money market instruments while emphasizing preservation of capital and maintaining excellent liquidity. The Fund pursues this objective by investing in securities maturing in 397 days or less. See the Appendix to this statement of additional information for descriptions of instruments in which the Fund may invest.



                             INVESTMENT RESTRICTIONS


FUNDAMENTAL INVESTMENT RESTRICTIONS

         The Fund has adopted the fundamental investment restrictions set forth below, which may not be changed without the vote of a majority of the Fund's outstanding voting shares (as defined in the Investment Company Act of 1940 (the "1940 Act"), which means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares).

         The Fund may not do the following:

         (1) invest more than 25% of its assets in the securities of issuers in any single industry, exclusive of securities issued by banks or securities issued or guaranteed by the United States ("U.S.") government, its agencies or instrumentalities;

         (2) invest more than 5% of its assets in the securities of any one issuer, including repurchase agreements with any one bank or dealer, exclusive of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

         (3) invest in more than 10% of the outstanding securities of any one issuer, exclusive of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

         (4) borrow money, except that, in an aggregate amount not to exceed one-third of the Fund's assets, including the amount borrowed, the Fund may (a) borrow money from banks on a temporary basis; or (b) enter into reverse repurchase agreements; amounts borrowed shall be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur;

         (5) pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Fund, except as may be necessary in connection with any borrowing mentioned above and in an aggregate amount not to exceed 15% of the Fund's assets;

         (6) make loans, provided that the Fund may purchase money market securities or enter into repurchase agreements;

         (7) enter into repurchase agreements if, as a result thereof, more than 10% of the Fund's assets would be subject to repurchase agreements maturing in more than seven days;

         (8) make investments for the purpose of exercising control over any issuer;

         (9) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

         (10) invest in real estate, other than money market securities secured by real estate or interests therein, or money market securities issued by companies which invest in real estate or interests therein, commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs; except that the Fund may engage in currency or other financial futures contracts and related options transactions;

         (11) purchase any securities on margin;

         (12) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof;

         (13) invest in securities of issuers, other than agencies and instrumentalities of the U.S. government, having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Fund's assets would be invested in such securities;

         (14) purchase or retain securities of an issuer if those officers or Trustees of the Fund or Keystone who individually own more than 1/2% of the outstanding securities of such issuer, together own more than 5% of the securities of such issuer; and

         (15) act as an underwriter of securities.

         The Fund has no current intention of attempting to increase its net income by borrowing and currently intends to repay any borrowings made in accordance with the fourth investment restriction enumerated above before it makes any additional investments.

NON-FUNDAMENTAL INVESTMENT POLICIES

         The Fund intends to follow policies of the Securities and Exchange Commission (the "Commission") as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to less than 10% of net assets.

         If a percentage limit is satisfied at the time of investment or borrowing, a later increase or decrease resulting from a change in the value of a security or a decrease in Fund assets is not a violation of the limit.

STATE UNDERTAKINGS

         Although  not  a  fundamental   restriction   or  policy   requiring  a
shareholder's vote to change, the Fund has agreed that so long as the state authority requires and shares of the Fund are registered for sale in that state, the Fund will not pledge or hypothecate more than 10% of its assets.

         If and when the Fund invests in zero coupon bonds, the Fund does not expect to have enough zero coupon bonds to have a material effect on dividends. Although not a fundamental restriction or policy requiring a shareholder's vote to change, the Fund has undertaken to a state securities authority to disclose that zero coupon bonds pay no interest to holders prior to maturity, and the interest on these securities is reported as incomne to the Fund and distributed to its shareholders.



                                  DISTRIBUTIONS


         The Fund determines and declares dividends from the net income of the Fund as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time for the purpose of pricing Fund shares) on each day that the Exchange is open for trading (or at such other times as the Trustees may determine). The Fund distributes those dividends on the last business day of each month in the form of additional shares at the rate of one share for each $1.00 distributed or, at the election of the shareholder, in cash.



                             VALUATION OF SECURITIES


         The Fund values its money market instruments as follows: (1) money market investments maturing in sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market; and
(2) money market investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. The money market securities in which the Fund invests are traded primarily in the over-the-counter market and are valued at the mean between most recent bid and asked prices or yield equivalent as obtained from dealers that make markets in such securities. Investments for which market quotations are not readily available, or for which the markets establishing the most recent bid and asked prices are closed or inactive, are valued at fair value as determined pursuant to procedures established in good faith by the Fund's Board of Trustees.

REDEMPTION OF SHARES

         The Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder in any 90-day period up to the lesser of $250,000 or 1% of the Fund's net assets at the beginning of such period.



                                    BROKERAGE


         It is the policy of Keystone Investment Management Company ("Keystone"), the Fund's investment adviser, in effecting transactions in the Fund's portfolio securities, to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Fund, involving both price paid or received and any commissions and other costs paid; the efficiency with which the transaction is effected; the broker's ability to effect the transaction at all where a large block is involved; the availability of the broker to stand ready to execute potentially difficult transactions in the future; and the financial strength and stability of the broker. Such considerations are weighed by management in determining the overall reasonableness of brokerage commissions paid.

         Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, such as analyses and reports concerning issuers, industries, securities, economic factors and trends and other statistical and factual information. Any such research and other statistical and factual information provided by brokers to the Fund, Keystone Management, Inc. ("Keystone Management"), the Fund's investment manager, or Keystone is considered to be in addition to, and not in lieu of, services required to be performed by Keystone Management under its Management Agreement with the Fund (the "Management Agreement") or Keystone under its Advisory Agreement with Keystone Management (the "Advisory Agreement"). The cost, value and specific application of such information are indeterminable and cannot be practically allocated among the Fund and other clients of Keystone Management and Keystone who may indirectly benefit from the availability of such information. Similarly, the Fund may indirectly benefit from information made available as a result of transactions effected for such other clients.

         The Fund expects that purchases and sales of money market instruments usually will be principal transactions. Money market instruments are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually will be no brokerage commissions paid by the Fund for such purchases. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include the spread between the bid and asked prices. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

         The Fund may participate, if and when practicable, in group bidding for the purchase directly from an issuer of certain securities, thereby taking advantage of the lower purchase price available to such a group.

         Neither Keystone nor the Fund intends to place securities transactions with any particular broker-dealer or group thereof. The Fund's Board of Trustees has determined, however, that the Fund may consider sales of Fund shares as a factor when selecting broker-dealers to execute portfolio transactions, subject to the requirements of best execution described above.

         The  policy  of the  Fund  with  respect  to  brokerage  is and will be reviewed by the Fund's Board of Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

         Investment decisions for the Fund are made by Keystone Management or Keystone independently from those of the other funds and investment accounts managed by Keystone Management or Keystone. It may frequently develop that the same investment decision is made for more than one fund. Simultaneous transactions are inevitable when the same security is suitable for the investment objective of more than one account. When two or more funds or accounts are engaged in the purchase or sale of the same security, Keystone will allocate the transactions as to amount in accordance with a formula which is equitable to each fund or account. Although in some cases this system could have a detrimental effect on the price or volume of the Fund's portfolio securities, the Fund recognizes that, in other cases its ability to participate in volume transactions will produce better executions.

         In no instance will portfolio securities be purchased from or sold to Keystone Management, Keystone, the Principal Underwriter or any of their affiliated persons, as defined in the 1940 Act and rules and regulations issued thereunder.

         The Fund paid no brokerage commissions for securities transactions during its last three fiscal years.



                                  SALES CHARGES


GENERAL

         The Fund offers Class A, B, and C shares. Class A shares are offered at net asset value without a sales charge ("No Load Option"). Class B shares purchased on or after June 1, 1995 are subject to a contingent deferred sales charge if redeemed during the 72-month period from and including the month of purchase ("Back-End Load Option"). Class B shares purchased prior to June 1, 1995 are sold subject to a contingent deferred sales charge payable upon redemption within four calendar years after the first year of purchase. Class B shares purchased on or after June 1, 1995 that have been outstanding eight years from and including the month of purchase will automatically convert to Class A shares without the imposition of a front-end sales charge or exchange fee. Class B shares purchased prior to June 1, 1995 that have been outstanding during seven calendar years will similarly convert to Class A shares. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to Keystone Investor Resource Center, Inc., the Fund's transfer and dividend disbursing agent ("KIRC").) Class C shares are sold subject to a contingent deferred sales charge payable upon redemption within one year after purchase ("Level Load Option"). Class C shares are available only through broker-dealers who have entered into special distribution agreements with the Principal Underwriter. The prospectus contains a general description of how investors may buy shares of the Fund and a description of applicable contingent deferred sales charges.

CONTINGENT DEFERRED SALES CHARGES

         In order to reimburse the Fund for certain expenses relating to the sale of its shares (see "Distribution Plans"), a contingent deferred sales charge is imposed at the time of redemption of certain Fund shares; as described below. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Principal Underwriter. See "Calculation of Contingent Deferred Sales Charge" below.

CLASS B SHARES

         With respect to Class B shares purchased on or after June 1, 1995, the Fund, with certain exceptions, will impose a deferred sales charge on Class B shares redeemed during succeeding twelve-month periods as follows: 5% during the first twelve-month period; 4% during the second twelve-month period; 3% during the third twelve-month period; 3% during the fourth twelve-month period; 2% during the fifth twelve-month period; and 1% during the sixth twelve-month period. No deferred sales charge is imposed on amounts redeemed thereafter.

         With respect to Class B shares purchased prior to June 1, 1995, the Fund, with certain exceptions, will impose a deferred sales charge of 3% on shares redeemed during the calendar year of purchase and during the first calendar year after purchase; 2% on shares redeemed during the second calendar year after purchase; and 1% on shares redeemed during the third calendar year after purchase. No deferred sales charge is imposed on amounts redeemed thereafter.

         Amounts received by the Principal Underwriter under the Class B Distribution Plans are reduced by deferred sales charges retained by the Principal Underwriter. See "Calculation of Contingent Deferred Sales Charge" below.


CLASS C SHARES

         With certain exceptions, the Fund will impose a deferred sales charge of 1% on shares redeemed within one year after the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter.

CALCULATION OF CONTINGENT DEFERRED SALES CHARGE

         Any contingent deferred sales charge imposed upon the redemption of Class B or Class C shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or (2) the net cost of such shares.

         No contingent deferred sales charge is imposed when you redeem amounts derived from (1) increases in the value of your account above the net cost of such shares; (2) certain shares with respect to which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions; (3) Class B shares held more than four consecutive calendar years or more than 72 months as the case may be; or (4)Class C shares held for more than one year from date of purchase.

         Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed. There is no contingent deferred sales charge when the shares of a class are exchanged for the shares of the same class of another Keystone America Fund. Moreover, when shares of one such class of a fund have been exchanged for shares of another such class of a fund, the calendar year of the purchase, for purposes of any future deferred sales charge, is deemed to be the year shares tendered for exchange were originally purchased.

WAIVER OF DEFERRED SALES CHARGE

         No contingent deferred sales charge is imposed on a redemption of shares of the Fund in the event of (1) death or disability of the shareholder;
(2) a lump-sum distribution from a benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old; (4) involuntary redemptions of accounts having an aggregate net asset value of less than $1,000;
(5) automatic withdrawals under a Systematic Income Plan of up to 1.5% of the shareholder's initial account balance per month; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.



                               DISTRIBUTION PLANS


         Rule 12b-1 under the 1940 Act permits investment companies, such as the Fund, to use their assets to bear expenses of distributing their shares, if they comply with various conditions, including adoption of a Distribution Plan containing certain provisions set forth in Rule 12b-1.

         The National Association of Securities Dealers, Inc. ("NASD") limits the amount that the Fund may pay annually in distribution costs for sale of its shares and shareholder service fees. The NASD limits annual expenditures to 1% of the aggregate average daily net asset value of its shares, of which 0.75% may be used to pay distribution costs and 0.25% may be used to pay shareholder service fees. The NASD also limits the aggregate amount that the Fund may pay for distribution costs to 6.25% of gross share sales since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amounts (less any contingent deferred sales charges paid by shareholders to the Principal Underwriter) remaining unpaid from time to time.

CLASS A DISTRIBUTION PLAN

         The Class A Distribution Plan provides that the Fund may expend daily amounts at an annual rate that is currently limited to 0.25% of the Fund's average daily net asset value attributable to Class A shares to finance any activity that is primarily intended to result in the sale of Class A shares, including, without limitation, expenditures consisting of payments to a principal underwriter of the Fund (currently the Principal Underwriter) to enable the Principal Underwriter to pay or to have paid to others who sell Class A shares a service fee or other fee, at such intervals as the Principal
Underwriter may determine, in respect of Class A shares maintained by such recipients and outstanding on the books of the Fund for specified periods.

         Amounts paid by the Fund under the Class A Distribution Plan are currently used to pay others, such as broker-dealers, service fees at an annual rate of up to 0.25% of the average daily net asset value of Class A shares maintained by such others and outstanding on the books of the Fund for specified periods.

CLASS B DISTRIBUTION PLANS

         The Fund has adopted Class B Distribution Plans that provide that the Fund may expend daily amounts at an annual rate of up to 1.00% of the Fund's average daily net asset value attributable to Class B shares to finance any activity that is primarily intended to result in the sale of Class B shares, including, without limitation, expenditures consisting of payments to a principal underwriter of the Fund (currently the Principal Underwriter) (1) to enable the Principal Underwriter to pay to others (broker-dealers) commissions in respect of Class B shares sold since inception of the Distribution Plan; and
(2) to enable the Principal Underwriter to pay or to have paid to others a service fee, at such intervals as the Principal Underwriter may determine, in respect of Class B shares previously maintained by any such recipients and outstanding on the books of the Fund for specified periods.

         The Principal Underwriter generally reallows to broker-dealers or others a commission equal to 4.00% of the price paid for each Class B share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class B share sold. Beginning approximately 12 months after the purchase of a Class B share, the broker-dealer or other party receives service fees at an annual rate of 0.25% of the average daily net asset value of such Class B share maintained by any such recipients and outstanding on the books of the Fund for specified periods.

         In connection with financing its distribution costs, including commission advances to broker-dealers and others, the Principal Underwriter has sold to a financial institution substantially all of its 12b-1 fee collection rights and contingent deferred sales charge collection rights in respect of Class B shares sold during the two-year period commencing approximately June 1, 1995. The Fund has agreed not to reduce the rate of payment of 12b-1 fees in respect of such Class B shares unless it terminates such shares' Distribution Plan completely. If it terminates such Distribution Plan, the Fund may be subject to adverse distribution consequences.

         The Principal Underwriter intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with each Class B Distribution Plan that exceed current annual payments permitted to be received by the Principal Underwriter from the Fund. The Principal Underwriter intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Fund would be within the permitted limits.

         If the Fund's Independent Trustees authorize such payments, the effect would be to extend the period of time during which the Fund incurs the maximum amount of costs allowed by a Class B Distribution Plan. If a Class B
Distribution Plan is terminated, the Principal Underwriter will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of such amounts.

CLASS C DISTRIBUTION PLAN

         The Class C Distribution Plan provides that the Fund may expend daily amounts at an annual rate of up to 1.00% of the Fund's average daily net asset value attributable to Class C shares, to finance any activity that is primarily intended to result in the sale of Class C shares, including, without limitation, expenditures consisting of payments to a principal underwriter of the Fund (currently the Principal Underwriter) (1) to enable the Principal Underwriter to pay to others (broker-dealers) commissions in respect of Class C shares sold since inception of the Distribution Plan; and (2) to enable the Principal Underwriter to pay or to have paid to others a service fee, at such intervals as the Principal Underwriter may determine, in respect of Class C shares maintained by any such recipients and outstanding on the books of the Fund for specified periods.

         The Principal Underwriter generally reallows to broker-dealers or others a commission in the amount of 0.75% of the price paid for each Class C share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share sold. Beginning approximately fifteen months after purchase, broker-dealers or others receive a commission at an annual rate of 0.75% (subject to NASD rules) plus service fees at the annual rate of 0.25% of the average daily net asset value of each Class C share maintained by such recipients and outstanding on the books of the Fund for specified periods.

DISTRIBUTION PLANS - GENERAL

         Each of the Distribution Plans may be terminated at any time by vote of the Fund's Trustees who had no direct or indirect financial interest in the Distribution Plans or any agreement related thereto (the "Rule 12b-1 Trustees"), or by vote of a majority of the outstanding voting shares of the respective class of the Fund. Any change in a Distribution Plan that would materially increase the distribution expenses of the Fund provided for in the Distribution Plan requires shareholder approval. Otherwise, the Distribution Plans may be amended by the Trustees, including the Rule 12b-1 Trustees.

         While a Distribution Plan is in effect, the Fund will be required to commit the selection and nomination of candidates for Trustees who are not interested persons of the Fund (as defined in the 1940 Act)(the "Independent Trustees") to the discretion of the Independent Trustees.

         The total amounts paid by the Fund under the foregoing arrangements may not exceed the maximum Distribution Plan limits specified above. The amounts and purposes of expenditures under a Distribution Plan must be reported to the Rule 12b-1 Trustees quarterly. The Rule 12b-1 Trustees may require or approve changes in the implementation or operation of a Distribution Plan and may also require that total expenditures by the Fund under a Distribution Plan be kept within limits lower than the maximum amount permitted by a Distribution Plan as stated above.

         Whether any expenditure under a Distribution Plan is subject to a state expense limit will depend upon the nature of the expenditure and the terms of the state law, regulation or order imposing the limit. A portion of the Fund's Distribution Plan expenses may be includable in the Fund's total operating expenses for purposes of determining compliance with state expense limits.

         During the year ended June 30, 1996, the Fund paid the Principal Underwriter $148,564, $77,113, $25,876 and $27,202 in Distribution Plan fees for Class A shares, Class B shares sold prior to June 1, 1995, Class B shares sold on or after June 1, 1995 and Class C shares, respectively, which represented 0.06%, 0.89%, 0.30% and 1.00%, respectively, of the average net assets of each Class.

         The Independent Trustees of the Fund have determined that the sales of the Fund's shares resulting from payments under the Distribution Plans have benefited the Fund.



                              TRUSTEES AND OFFICERS


         Trustees and officers of the Fund, their principal occupations and some of their affiliations over the last five years are as follows:

*ALBERT H. ELFNER, III: President, Chief Executive Officer and Trustee of the Fund; Chairman of the Board, President and Chief Executive Officer of Keystone Investments, Keystone, Keystone Management and Keystone Software, Inc. ("Keystone Software"); President, Chief Executive Officer and Trustee or Director of all other funds in the Keystone Investments Family of Funds; Chairman of the Board and Director of Keystone Institutional Company, Inc. ("Keystone Institutional")and Keystone Fixed Income Advisors ("KFIA"); Director and President of Keystone Asset Corporation, Keystone Capital Corporation and Keystone Trust Company; Director of the Principal Underwriter, KIRC, and Fiduciary Investment Company, Inc. ("FICO"); Director of Boston Children's Services Association; Trustee of Anatolia College, Middlesex School, and Middlebury College; Member, Board of Governors, New England Medical Center; former Director and President of Hartwell Keystone Advisers, Inc. ("Hartwell Keystone"); former Director and Vice President, Robert Van Partners, Inc.; and former Trustee of Neworld Bank.

FREDERICK AMLING: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Pro fessor, Finance Department, George Washington University; President, Amling & Company
         (investment advice); and former Member, Board of Advisers, Credito Emilano (banking).

CHARLES A. AUSTIN III: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Investment Counselor to Appleton Partners, Inc.; and former Managing Director, Seaward Management Corporation (in vestment advice).

*GEORGE S. BISSELL: Chairman of the Board and Trustee of the Fund; Chairman of the Board and Trustee or Director of all other funds in the Keystone Investments Family of Funds; Director of Keystone Investments; Chairman of the Board and Trustee of Anatolia College; Trustee of University Hospital (and Chairman of its Investment Committee); former Director and Chairman of the Board of Hartwell Keystone; and former Chairman of the Board and Chief Executive Officer of Keystone Investments.

EDWIN D. CAMPBELL: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Principal, Padanaram Associates, Inc.; and former Executive Director, Coalition of Essential Schools, Brown University.

CHARLES F. CHAPIN: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; and former Director, Peoples Bank (Charlotte, NC).

K. DUN GIFFORD: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Trustee, Treasurer, and Chairman of the Finance Committee, Cambridge College; Chairman Emeritus and Director, American Institute of Food and Wine; Chairman and President, Oldways Preservation and Exchange Trust (education); Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company; former Managing Partner, Roscommon Capital Corp.; former Chief Executive Officer, Gifford Gifts of Fine Foods; former Chairman, Gifford, Drescher & Associates (environmental consulting); and former Director, Keystone Investments and Keystone.

LEROY KEITH, JR.: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Chairman of the Board and Chief Executive Officer, Carson Products Company; Director of Phoenix Total Return Fund and Equifax, Inc.; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; and former President, Morehouse College.

F. RAY KEYSER, JR.: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Chairman and Of Counsel, Keyser, Crowley, Meub, Layden, Kulig & Sullivan P.C.; Member, Governor's (VT) Council of Economic Advisers; Chairman of the Board and Director, Central Vermont Public Service Corporation and Lahey Hitchcock Clinic; Di rector, Vermont Yankee Nuclear Power Corporation, Grand Trunk Corporation, Grand Trunk Western Railroad, Union Mutual Fire Insurance Company, New England Guaranty Insurance Company, Inc., and the Investment Company Institute; former Director and President, Associated Industries of Vermont; former Director of Keystone, Central Vermont Railway, Inc., S.K.I. Ltd., and Arrow Financial Corp.; and former Director and Chairman of the Board, Hitchcock Clinic, Proctor Bank, and Green Mountain Bank.

DAVID M. RICHARDSON: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Vice Chair and former Executive Vice President, DHR Interna tional, Inc. (executive recruitment); former Senior Vice President, Boyden International Inc. (executive recruitment); and Director, Commerce and Industry Association of New Jersey, 411 International, Inc., and J & M Cumming Paper Co.

RICHARD J. SHIMA: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Chairman, Environmental Warranty, Inc. (insurance agency); Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Director of Connecticut Natural Gas Corpora tion, Hartford Hospital, Old State House Association, Middlesex Mutual Assurance Company, and Enhance Financial Services, Inc.; Chairman, Board of Trustees, Hartford Graduate Center; Trustee, Greater Hartford YMCA; former Director, Vice Chairman and Chief Investment Officer, The Travelers Corpora tion; former Trustee, Kingswood-Oxford School; and former Managing Director and Consultant, Russell Miller, Inc.

ANDREW J. SIMONS: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Partner, Farrell, Fritz, Caemmerer, Cleary, Barnosky & Armentano, P.C.; Adjunct Professor of Law and former Associate Dean, St. John's University School of Law; Adjunct Professor of Law, Touro College School of Law; and former President, Nassau County Bar Association.

EDWARD F. GODFREY: Senior Vice President of the Fund; Senior Vice President of all other funds in the Keystone Investments Family of Funds; Director, Senior Vice President, Chief Financial Officer, and Treasurer of Keystone Investments, the Principal Underwriter, Keystone Asset Corporation, Keystone Capital Corporation, and Keystone Trust Company; Treasurer of Keystone Institutional and FICO; Treasurer and Director of Keystone Management and Keystone Software; Vice President and Treasurer of KFIA; Director of KIRC; former Treasurer and Director of Hartwell Keystone; and former Treasurer of Robert Van Partners, Inc.

JAMES R. McCALL: Senior Vice President of the Fund; Senior Vice President of all other funds in the Keystone Investments Family of Funds; and President of Keystone.

J. KEVIN KENELY: Treasurer of the Fund; Treasurer of all other funds in the Keystone Investments Family of Funds; Vice President and former Controller of Keystone Investments, Keystone, the Principal Underwriter, FICO, and Keystone Software; and former Controller of Keystone Asset Corporation and Keystone Capital Corporation.

ROSEMARY D. VAN ANTWERP: Senior Vice President and Secretary of the Fund; Senior
         Vice President and Secretary of all other funds in the Keystone Investments Family of Funds; Senior Vice President, General Counsel, and Secretary of Keystone; Senior Vice President, General Counsel, Secretary, and Director of the Principal Underwriter, Keystone Management, and Keystone Software; Senior Vice President and General Counsel of Keystone Institutional; Senior Vice President, General Counsel, and Director of FICO and KIRC; Vice President and Secretary of KFIA; Senior Vice President, General Counsel, and Secretary of Keystone Investments, Keystone Asset Corporation, Keystone Capital Corporation, and Keystone Trust Company; and former Senior Vice President and Secretary of Hartwell Keystone and Robert Van Partners, Inc.

CHRISTOPHER P. CONKEY:  Vice  President of the Fund;  Vice  President of certain
         other  Keystone   Investments  Funds;  and  Senior  Vice  President  of
         Keystone.

* This Trustee may be considered an "interested person" within the meaning of the 1940 Act.

         Mr. Elfner and Mr. Bissell are "interested persons" of the Fund by virtue of their positions as officers and/or Directors of Keystone Investments and several of its affiliates including Keystone, the Principal Underwriter and KIRC. Mr. Elfner and Mr. Bissell own shares of Keystone Investments. Mr. Elfner is Chairman of the Board, Chief Executive Officer and Director of Keystone Investments. Mr. Bissell is a Director of Keystone Investments.

         During the fiscal year ended June 30, 1996, no Trustee affiliated with Keystone or any officer received any direct remuneration from the Fund. Annual retainers and meeting fees paid by all funds in the Keystone Investments Family of Funds (which includes over 30 mutual funds) for the calendar year ended December 31, 1995, totaled approximately $450,716. On September 30, 1996, Trustees and officers of the Fund beneficially owned less than 1% of the Fund's then outstanding Class A shares and none of the Fund's then outstanding Class B and Class C shares.

         The address of all Trustees and officers of the Fund and the address of the Fund is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

                               INVESTMENT MANAGER


         Subject to the general supervision of the Fund's Board of Trustees, Keystone Management, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, serves as investment manager to the Fund. As investment manager, Keystone Management is responsible for the overall management of the Fund's business and affairs. Keystone Management, organized in 1989, is a wholly-owned subsidiary of Keystone, and its directors and principal executive officers have been affiliated with Keystone, a seasoned investment adviser, for a number of years. Keystone Management also serves as investment manager to each of the funds in the Keystone Fund Family and to certain other funds in the Keystone Investments Family of Funds.

         Except as otherwise noted below, pursuant to the Management Agreement, Keystone Management manages and administers the operation of the Fund and manages the investment and reinvestment of the Fund's assets in conformity with the Fund's investment objective and restrictions. The Management Agreement stipulates that Keystone Management shall provide office space and all necessary facilities, equipment and personnel for management of the Fund's affairs and shall pay all compensation of employees, officers, and Trustees of the Fund who are affiliated persons of Keystone and Keystone Management. The Fund shall bear all other costs and expenses including, but not limited to: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees and officers other than those affiliated with Keystone or Keystone Management; (v) legal, audit and accounting expenses; (vi) fees and expenses of a custodian and transfer agent; (vii) expenses incident to the issuance of Fund Shares, including issuance on the payment of, or reinvestment of, dividends; (viii) fees and expenses of the registration and qualification of the Fund and its Shares with the Commission or under state securities laws; (ix) expenses of preparing, printing and mailing prospectuses, reports, notices and proxy material to shareholders of the fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; and (xi) such nonrecurring expenses as may arise, including litigation affecting the Fund and the legal obligations with respect to which the Fund may have to indemnify its officers and Trustees.

         The Management Agreement permits Keystone Management to enter into an agreement with Keystone or another investment adviser, under which Keystone or such other investment adviser, as investment adviser, will provide substantially all the services to be provided by Keystone Management under the Management Agreement. The Management Agreement also permits Keystone Management to delegate to Keystone or another investment adviser substantially all of the investment manager's rights, duties and obligations under the Management Agreement.

         Services performed by Keystone Management include (1) performing research and planning with respect to (a) the Fund's qualification as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"), (b) tax treatment of the Fund's portfolio investments,(c) tax treatment of special corporate actions (such as reorganizations), (d) state tax matters affecting the Fund, and (e) the Fund's distributions of income and capital gains; (2) preparing the Fund's federal and state tax returns; and (3) providing services to the Fund's shareholders in connection with federal and state taxation and distributions of income and capital gains.

         The Fund pays Keystone Management a fee for its services at the annual rate of:

         (1) 0.50 of 1% of the average daily value of the net assets of the Fund on the first $500,000,000 of such assets; plus

         (2) 0.45% of 1% of the average daily value of the net assets of the Fund on such assets which exceed $500,000,000 and are less than $1,000,000,000; plus

         (3) 0.40% of 1% of the average daily value of the net assets of the Fund on such assets which are $1,000,000,000 or more.

         The fee is computed and accrued as of the close of each business day and is payable monthly.

        The Fund is subject to certain state annual expense limitations, the most restrictive of which are as follows:

         2.5% of the first $30 million of Fund average net assets; 2.0% of the next $70 million of Fund average net assets; and 1.5% of Fund average net assets over $100 million.

         Capital charges and certain expenses, including a portion of the Fund's Distribution Plan expenses, are not included in the calculation of the state expense limitations. This limitation may be modified or eliminated in the future.

         As a continuing condition of registration of shares in a state, Keystone Management has agreed to reimburse the Fund annually for certain operating expenses incurred by the Fund in excess of certain percentages of the Fund's average daily net assets. Keystone Management is not required, however, to make such reimbursements to the extent it would result in the Fund's inability to qualify as a regulated investment company under provisions of the Code. This condition may be modified or eliminated in the future.

         The Management Agreement continues in effect only if approved at least annually (i) by the Fund's Board of Trustees or by a vote of a majority of the outstanding shares, and (ii) by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement may be terminated, without penalty, by the Fund's Board of Trustees or by a vote of a majority of outstanding shares on 60 days' written notice to Keystone Management, and by Keystone Management on 60 days' written notice to the Fund.



                               INVESTMENT ADVISER


         Pursuant to its Management Agreement with the Fund, Keystone Management has delegated its investment management functions, except for certain administrative and management services, to Keystone and has entered into the Advisory Agreement under which Keystone provides investment advisory and management services to the Fund.

         Keystone has provided investment advisory and management services to investment companies and private accounts since it was organized in 1932. Keystone is a wholly-owned subsidiary of Keystone Investments. Both Keystone and Keystone Investments are located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

         Keystone Investments is a private corporation predominantly owned by current and former members of management of Keystone. The shares of Keystone Investments common stock beneficially owned by management are held in a number of voting trusts, the trustees of which are George S. Bissell, Albert H. Elfner, III, Edward F. Godfrey, Ralph J. Spuehler, Jr., and Rosemary D. Van Antwerp. Keystone Investments provides accounting, bookkeeping, legal, personnel and general corporate services to Keystone Management, Keystone, their affiliates and the Keystone Investments Family of Funds.

         Pursuant to the Advisory Agreement, Keystone receives for its services an annual fee equal to 85% of the management fee received by Keystone Management under the Management Agreement.

         Pursuant to the Advisory Agreement and subject to the supervision of the Fund's Board of Trustees, Keystone manages and administers the operation of the Fund and manages the investment and reinvestment of the Fund's assets in conformity with the Fund's investment objective and restrictions. The Advisory Agreement stipulates that Keystone shall provide office space and all necessary facilities, equipment and personnel for management of the Fund's affairs and shall pay all compensation of employees, officers, and Trustees of the Fund who are affiliated persons of Keystone and Keystone Management. The Fund shall bear all other costs and expenses including, but not limited to: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees and officers other than those affiliated with Keystone or Keystone Management; (v) legal, audit and accounting expenses; (vi) fees and expenses of a custodian and transfer agent; (vii) expenses incident to the issuance of Fund Shares, including issuance of the payment of, or reinvestment of, dividends; (viii) fees and expenses of the registration and qualification of the Fund and its Shares with the Commission or under state securities laws; (ix) expenses of preparing, printing and mailing prospectuses, reports, notices and proxy material to shareholders of the fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; and (xi) such nonrecurring expenses as may arise, including litigation affecting the Fund and the legal obligations with respect to which the Fund may have to indemnify its officers and Trustees.

         During the fiscal year ended June 30, 1994, the Fund paid or accrued to Keystone Management investment management and administrative services fees of $1,407,708, which represented 0.50% of the Fund's average net assets. Of such amount paid to Keystone Management, $1,196,552 was paid to Keystone for its services to the Fund.

         During the fiscal year ended June 30, 1995, the Fund paid or accrued to Keystone Management investment management and administrative services fees of $1,923,870, which represented 0.50% of the Fund's average net assets. Of such amount paid to Keystone Management, $1,635,290 was paid to Keystone for its services to the Fund.

         During the fiscal year ended June 30, 1996, the Fund paid or accrued to Keystone Management investment management and administrative services fees of $1,359,239, which represented 0.50% of the Fund's average net assets. Of such amount paid to Keystone Management, $1,155,353 was paid to Keystone for its services to the Fund.

         Keystone Investments has recently entered into an Agreement and Plan of Acquisition and Merger with First Union Corporation ("First Union"), pursuant to which Keystone Investments will be merged with and into a subsidiary of First Union National Bank of North Carolina ("FUNB-NC")(the "Merger"). The surviving corporation will be known as Keystone Investments, Inc. FUNB-NC is a wholly-owned subsidiary of First Union. Subject to a number of conditions being met, it is currently anticipated that the Merger will take place on or around December 23, 1996. Thereafter, Keystone Investments, Inc. is expected to be a subsidiary of FUNB-NC.

         If consummated, the proposed Merger will be deemed to cause an assignment, within the meaning of the 1940 Act, of both the Management Agreement and the Advisory Agreement. Consequently, the completion of the Merger is contingent upon, among other things, the approval of the Fund's shareholders of a new investment advisory agreement between the Fund and Keystone ("the "New Advisory Agreement"). The Fund's Trustees have approved the terms of the New Advisory Agreement, subject to the approval of shareholders and the completion of the Merger, and have called a special meeting of shareholders to obtain their approval of the New Advisory Agreement. The meeting is expected to be held in December 1996. The proposed New Advisory Agreement has terms, including fees payable thereunder, that are substantially identical to those in the current agreements.



                              PRINCIPAL UNDERWRITER


         The Fund has  entered  into  Principal  Underwriting  Agreements,  (the
"Underwriting   Agreements")   with  the  Principal   Underwriter,   a  Delaware
corporation and wholly-owned subsidiary of Keystone.

         The Principal Underwriter, as agent, currently has the right to obtain subscriptions for and to sell shares of the Fund to the public. In so doing, the Principal Underwriter may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers or others, acting as principals, for sales of shares. No representative, dealer or broker has any authority to act as agent for the Fund. The Principal Underwriter has not undertaken to buy or to find purchasers for any specific number of shares. The Principal Underwriter may receive payments from the Fund pursuant to the Fund's Distribution Plans.

         All subscriptions and sales of shares by the Principal Underwriter are at the offering price of the shares in accordance with the provisions of the Fund's Declaration of Trust, as supplemented, By-Laws, and current prospectus and statement of additional information. All orders are subject to acceptance by the Fund, and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreements, the Fund is not liable to anyone for failure to accept any order.

         The Fund has agreed under the Underwriting Agreements to pay all expenses in connection with registration of its shares with the Commission and auditing and filing fees in connection with registration of its shares under the various state "blue-sky" laws.

        From time to time, if in the Principal Underwriter's judgement it could benefit sales of Fund shares, the Principal Underwriter may provide to selected broker-dealers promotional materials and selling aids including, but not limited to, personal computers, related software and Fund data files.

         The Principal Underwriter has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. The Principal Underwriter has also agreed that it will indemnify and hold harmless the Fund and each person who has been, is, or may be a Trustee or officer of the Fund against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of the Principal Underwriter or any other person for whose acts the Principal Underwriter is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Fund.

         The Underwriting Agreements may be terminated, without penalty, on 60 days' written notice by the Fund's Board of Trustees or by a vote of a majority of outstanding shares. The Underwriting Agreements will terminate automatically upon their "assignment," as that term is defined in the 1940 Act.

         In addition to an assignment of the Fund's Management Agreement and Advisory Agreement, the Merger, if consummated, will also be deemed to cause an assignment, as defined by the 1940 Act, of the Principal Underwriting Agreements between the Fund and the Principal Underwriter. As a result, the Fund's Trustees have approved the following agreements, subject to the completion of the Merger:
(i) a principal underwriting agreement between Evergreen Funds Distributor, Inc. ("EFD") and the Fund; (ii) a marketing support agreement between the Principal Underwriter and EFD with respect to each Fund; and (iii) a subadministration agreement between the Adviser and EFD with respect to each Fund. EFD is a wholly-owned subsidiary of Furman Selz LLC. It is expected that on or about January 2, 1997, Furman Selz LLC will transfer EFD, and its related services, to BISYS Group, Inc. ("BISYS") (the "Transfer"). The Fund's' Trustees have also approved, subject to completion of the Transfer: (i) a principal underwriting agreement with EFD and the Fund; (ii) a marketing support agreement between the Principal Underwriter and EFD with respect to the Fund; and (iii) a subadministration agreement between the Adviser and BISYS with respect to the Fund. The terms of such agreements are substantially identical to the terms of the agreements to be executed upon completion of the Merger.



                              DECLARATION OF TRUST


         The Fund is a Massachusetts business trust established under a Declaration of Trust dated May 22, 1975, as amended and restated on December 1, 1985 (the "Declaration of Trust"). The Fund is similar in most respects to a business corporation. The principal distinction between the Fund and a corporation relates to the shareholder liability described below. This summary is qualified in its entirety by reference to the Declaration of Trust.

SHAREHOLDER LIABILITY

         Pursuant to certain decisions of the Supreme Judicial Court of Massachusetts, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. If, the Fund were held to be a partnership, the possibility of Fund shareholders incurring financial loss for that reason appears remote because the Fund's Declaration of Trust (1) contains an express disclaimer of shareholder liability for obligations of the Fund; (2) requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees; and (3) provides for indemnification out of Fund property for any shareholder held personally liable for the obligations of the Fund.

VOTING RIGHTS

         Shareholders elected Trustees at a meeting held on July 27, 1993. No further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law or until such time as less than a majority of the Trustees holding office have been elected by shareholders. At such time, the Trustees then in office will call a shareholders' meeting for election of Trustees.

         Except as set forth above, the Trustees shall continue to hold office indefinitely unless otherwise required by law and may appoint successor Trustees. Any Trustee may removed from or cease to hold office (1) at any time by two-thirds vote of the remaining Trustees; (2) when such Trustee becomes mentally or physically incapacitated; or (3) at a special meeting of shareholders by a majority vote of the outstanding shares. Any Trustee may voluntarily resign from office.

         Under the terms of the Declaration of Trust, the Fund does not hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, shares are entitled to one vote per share. Shares generally vote together as one class on all matters. Classes of shares have equal voting rights except that each class of shares has exclusive voting rights with respect to its Distribution Plan. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the shares of that class. Shares have non-cumulative voting rights, which means the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all of the Trustees of the Fund, in which event the holders of the remaining shares will be unable to elect any person as a Trustee.

LIMITATIONS OF TRUSTEES' LIABILITY

         The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person; provided, however, that nothing in the Declaration of Trust shall protect a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

         The Trustees have absolute and exclusive control over the management and disposition of assets of the Fund and may perform such acts as in their sole judgment and discretion are necessary and proper for conducting the business and affairs of the Fund or promoting the interests of the Fund and the shareholders.

                                YIELD QUOTATIONS


         The current yield of each class of the Fund equals the net change, exclusive of capital changes (all realized and unrealized gains and losses); in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) and carrying the resulting current yield figure to the nearest hundredth of one percent. The determination of net change in account value reflects the value of additional shares purchased with the dividends from the original share and dividends declared on both the original share and any such additional shares and all fees charged to shareholder accounts in proportion to the length of the base period and the average account size of a class.

         If realized and unrealized gains and losses were included in the calculation of the current yield, the current yield of a class of the Fund might vary materially from that reported in advertisements.

         For the seven day period ended June 30, 1996, the current yields of Class A, Class B and Class C shares were 4.50%, 3.61%, and 3.61%, respectively.

         In addition to the current yield of a class, the Fund may, from time to time, advertise effective yield. The effective yield is calculated by compounding the unannualized base period return by adding 1, raising the sum to a power equal to 365 divided by 7, subtracting 1 from the result and carrying the resulting effective yield figure to the nearest hundredth of one percent.

         For the seven day period ended June 30, 1996, the effective yields of Class A, Class B and Class C shares were 4.60%, 3.67%, and 3.67%, respectively.

         The current and effective yields, as quoted in such advertisements, will be based on information as of a date no more than fourteen days prior to the date of their publication. Each yield will vary depending on market conditions. Principal is not insured. Each yield also depends on the quality, maturity and type of instruments held in the Fund and operating expenses. The advertisements will include, among other things, the length of and the date of the last day in the base period used in computing the quotation.

         The yield of any investment is generally a function of quality and maturity, type of investment and operating expenses. The current yield of a class of the Fund will fluctuate from time to time and is not necessarily representative of future results. In addition, past performance is not a guarantee of future results.

         Current yield information is useful in reviewing the Fund's performance, but because current yield will fluctuate, such information may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield for a stated period of time. An investor's principal is not guaranteed by the Fund.



                       ADDITIONAL INFORMATION


         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian (the "Custodian") of all securities and cash of the Fund. The Custodian performs no investment management functions for the Fund, but, in addition to its custodial services, is responsible for accounting and related record keeping on behalf of the Fund.

         KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110, Certified Public Accountants, are the independent auditors for the Fund.

         KIRC, located at 200 Berkeley Street, Boston, Massachusetts 02116, is a wholly-owned subsidiary of Keystone.

         As of September 30, 1996, there were no shareholders of record owning 5% or more of the Fund's outstanding Class A shares.

         As of September 30, 1996, Charles G. Koch, ATTN: K. Williams, 4111 East 37th St. N, Wichita, KS, 67220 owned 7.945% of the outstanding Class B shares.

         As of September 30, 1996, Beacon Council, 80 Southwest 8th Street, Miami, FL 33130 owned 11.496% of the outstanding Class C shares.

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, this statement of additional information, or in supplemental sales literature issued by the Fund or the Principal Underwriter, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and this statement of additional information omit certain information contained in the registration statement filed with the Commission, which may be obtained from the Commission's principal office in Washington, D.C. upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.

                                       A-1




                                    APPENDIX


                            MONEY MARKET INSTRUMENTS

         The Fund's investments in commercial paper will consist of issues rated at the time of investment A-1, by Standard & Poor's Corporation ("S&P"), PRIME-1 OR PRIME-2 by Moody's Investors Service, Inc. ("Moody's") or F-1 OR F-2 by Fitch Investors Service, Inc. ("Fitch").

COMMERCIAL PAPER RATINGS

STANDARD & POOR'S RATINGS

         Commercial  paper rated A-1 by S&P has the  following  characteristics:
Liquidity ratios are adequate to meet cash requirements. The issuer's long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry.

MOODY'S RATINGS

         The rating PRIME-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) eval uation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. Relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

FITCH'S RATINGS

         The rating F-1 is the highest rating assigned by Fitch. Among the factors considered by Fitch in assigning this rating are: (1) the issuer's liquidity; (2) its standing in the industry; (3) the size of its debt; (4) its ability to service its debt; (5) its profitability; (6) its return on equity;
(7) its alternative sources of financing; and (8) its ability to access the capital markets. Analysis of the relative strength or weakness of these factors and others determines whether an issuer's commercial paper is rated F-1.

UNITED STATES GOVERNMENT SECURITIES

         Securities issued or guaranteed by the United States Governm ent include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one-to-ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance.

         Securities issued or guaranteed by the United States Govern ment or its agencies or instrumentalities include direct obli gations of the United States Treasury and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and Federal National Mortgage Association.

         Some obligations of United States Government agencies and instrumentalities, such as Treasury bills and Government Nation al Mortgage Association pass-through certificates, are support ed by the full faith and credit of the United States; others, such as securities of Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the United States Government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in the securities issued by such an instrumentality only when Keystone determines that the credit risk with respect to the instrumentality does not make its securities unsuitable investments. United States Government securities will not include international agencies or instru mentalities in which the United States Government, its agencies or instrumentalities participate, such as the World Bank, the Asian Development Bank or the InterAmerican Development Bank, or issues insured by the Federal Deposit Insurance Corporation.


CERTIFICATES OF DEPOSIT

         Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

         Certificates of deposit will be limited to U.S. dollar-denom inated certificates of U.S. banks, including their branches abroad, and of U.S. branches of foreign banks, which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and have at least $1 billion in deposits as of the date of their most recently published financial statements.

         The Fund will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Devel opment, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Fund does not currently intend to purchase foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks (except certificates of deposit of certain U.S. branches of foreign banks).

BANKERS' ACCEPTANCES

         Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' accep tances acquired by the Fund must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.

ZERO COUPON BONDS

         If and when the Fund invests in zero coupon bonds, the Fund does not expect to have enough zero copuon bonds to have a maerial effect on dividends. The Fund has undertaken to a state securities authority to disclose that zero

SCHEDULE OF INVESTMENTS--June 30, 1996

                                                           Maturity     Principal       Market
                                                              Date       Amount          Value
--------------------------------------------------------     -------    ----------   -------------
CERTIFICATES OF DEPOSIT (17.4%)
  Algemene Bank Nederland NV, Euro CD, 5.08%               07/16/96   $ 5,000,000     $ 4,999,222
  Bayerische Landesbank, Euro CD, 5.41%                    10/29/96     5,000,000       4,996,354
  Bayerische Vereinsbank, Euro CD, 5.35%                   07/05/96     5,000,000       4,999,919
  Bayerische Vereinsbank, Yankee CD, 5.12%                 08/05/96     5,000,000       4,998,157
  Deutsche Bank, Yankee CD, 5.37%                          07/15/96     5,000,000       4,999,933
  Deutsche Bank AG, New York, Yankee CD, 5.62%             01/15/97     5,000,000       4,994,081
  First Alabama Bank, CD, 5.34%                            07/29/96    10,000,000       9,999,346
  NBD Bank NA, CD, 5.35%                                   08/07/96    10,000,000       9,999,992
  Rabobank Nederland NV, Yankee CD, 5.31%                  07/18/96     5,000,000       4,999,562
  Union Bank Switzerland, Euro CD, 5.05%                   07/08/96     5,000,000       4,999,595
--------------------------------------------------------     -------    ----------   -------------
TOTAL CERTIFICATES OF DEPOSIT (Cost--$60,002,903)                                      59,986,161
---------------------------------------------------------------------------------    -------------
COMMERCIAL PAPER (62.7%)
  ABN-AMRO North America Finance Co.                       08/22/96     5,000,000       4,961,000
  American Express Credit Corp.                            07/16/96     5,000,000       4,988,875
  American Express Credit Corp.                            07/17/96     5,000,000       4,988,156
  Ameritech Corp. (b)                                      08/12/96     7,000,000       6,955,900
  Ameritech Corp.                                          08/23/96     8,000,000       7,936,871
  Associates Corp.                                         07/03/96     5,000,000       4,998,533
  Associates Corp. of North America                        07/09/96     5,000,000       4,994,122
  Associates Corp. of North America                        07/12/96     5,000,000       4,991,918
  Bell Atlantic Capital Funding Corp.                      07/01/96     4,815,000       4,815,000
  Bell Atlantic Financial Services, Inc.                   07/26/96    10,000,000       9,962,778
  BellSouth Telecommunications, Inc.                       07/25/96     9,000,000       8,968,320
  BellSouth Telecommunications, Inc.                       08/27/96     5,000,000       4,957,329
  Coca-Cola Co.                                            07/19/96     5,000,000       4,986,750
  Coca-Cola Co.                                            07/22/96    10,000,000       9,968,967
  Commerzbank AG, New York                                 07/08/96     5,000,000       4,994,828
  duPont (E.I.) deNemours & Co.                            07/12/96     5,000,000       4,991,887
  duPont (E.I.) deNemours & Co.                            07/24/96     5,000,000       4,983,006
  duPont (E.I.) deNemours & Co.                            08/15/96     5,000,000       4,966,563
  Emerson Electric Co.                                     07/23/96     5,000,000       4,983,744
  General Electric Co.                                     07/26/96     6,000,000       5,976,681
  General Electric Capital Corp.                           08/13/96     5,000,000       4,967,571
  General Electric Capital Corp.                           01/06/97     5,000,000       4,851,688
  Heinz (H.J.) Co.                                         07/02/96     5,000,000       4,999,267
  Heinz (H.J.) Co.                                         07/18/96     4,500,000       4,488,695
  Heinz (H.J.) Co.                                         07/30/96     5,000,000       4,978,371
  Hewlett Packard Co.                                      07/11/96     5,000,000       4,992,597
  Hewlett Packard Co.                                      07/30/96     5,000,000       4,978,451
  Hewlett Packard Co.                                      08/29/96     4,200,000       4,162,486

                                                                          (continued on next page)


PAGE 4
----------------------
Keystone Liquid Trust
                                                            Maturity     Principal       Market
                                                              Date       Amount          Value
--------------------------------------------------------     -------    ----------   -------------
COMMERCIAL PAPER (continued)
  Kellogg Co.                                              07/31/96   $10,400,000    $ 10,353,633
  Nestle Capital Corp.                                     07/02/96     7,000,000       6,998,973
  Nestle Capital Corp.                                     07/16/96     3,100,000       3,093,141
  Pitney Bowes Credit Corp.                                07/23/96     5,200,000       5,183,285
  Proctor & Gamble Co.                                     07/10/96    10,000,000       9,986,675
  Proctor & Gamble Co.                                     08/28/96     4,500,000       4,460,705
  Unilever Capital Corp. (b)                               07/09/96     5,000,000       4,994,111
  Unilever Capital Corp. (b)                               09/03/96     5,500,000       5,446,711
  Unilever Capital Corp. (b)                               10/15/96     5,000,000       4,919,322
  Wal Mart Stores, Inc.                                    07/01/96     3,825,000       3,825,000
--------------------------------------------------------     -------    ----------   -------------
TOTAL COMMERCIAL PAPER (Cost--$217,073,278)                                           217,051,910
---------------------------------------------------------------------------------    -------------
U.S. GOVERNMENT (AND AGENCY) ISSUES (14.4%)
  FFCB, 5.30%                                              08/01/96     7,000,000       6,999,551
  FHLB Medium Term Notes, 5.82%                            05/01/97     3,000,000       2,997,639
  FHLMC Discount Notes                                     07/03/96    10,000,000       9,997,083
  FHLMC Discount Notes                                     07/15/96     5,000,000       4,989,763
  FHLMC Discount Notes                                     08/05/96     5,000,000       4,974,333
  FHLMC Discount Notes                                     08/22/96     5,000,000       4,961,650
  FNMA Discount Notes                                      08/06/96     5,150,000       5,122,808
  FNMA Discount Notes                                      08/20/96     5,000,000       4,963,056
  FNMA Discount Notes                                      09/10/96     5,000,000       4,947,243
--------------------------------------------------------     -------    ----------   -------------
TOTAL U.S. GOVERNMENT (AND AGENCY) ISSUES (Cost--$49,956,759)                          49,953,126
---------------------------------------------------------------------------------    -------------
                                                                        Maturity
                                                                          Value
--------------------------------------------------------     -------    ----------   -------------
REPURCHASE AGREEMENTS (5.6%)
  Keystone Joint Repurchase Agreement (Investments in
    repurchase agreements, in a joint trading account,
    5.55%, purchased 6/28/96) (c)                          07/01/96   $18,008,325      18,000,000
  State Street Bank & Trust, Co., 5.00%, purchased
    6/28/96 (Collateralized by $1,080,000 U.S. Treasury
    Bond, 10.75%, due 8/15/05)                             07/01/96     1,400,583       1,400,000
--------------------------------------------------------     -------    ----------   -------------
TOTAL REPURCHASE AGREEMENTS (Cost--$19,400,000)                                        19,400,000
---------------------------------------------------------------------------------    -------------
TOTAL INVESTMENTS (COST--$346,432,940) (a)                                            346,391,197
OTHER ASSETS AND LIABILITIES--NET (-0.1%)                                                (268,054)
---------------------------------------------------------------------------------    -------------
NET ASSETS--(100.0%)                                                                 $346,123,143
---------------------------------------------------------------------------------    -------------

PAGE 5
----------------------

SCHEDULE OF INVESTMENTS--June 30, 1996

(a) The cost of investments for federal income tax purposes is identical. Gross unrealized appreciation and depreciation of investments, based on identified tax cost, at June 30, 1996 are as follows:

  Gross unrealized appreciation                    $      0
  Gross unrealized depreciation                     (41,743)
                                                  ---------
  Net unrealized depreciation                      $(41,743)
                                                  =========

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Federal Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(c) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at June 30, 1996.

Legend of Portfolio Abbreviations
FFCB--Federal Farm Credit Bank
FHLB--Federal Home Loan Bank
FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association

See Notes to Financial Statements.

PAGE 6
----------------------
Keystone Liquid Trust

FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout each year)

                                                               Year Ended June 30,
                                           ----------------------------------------------------------
                                               1996          1995       1994       1993        1992
 ---------------------------------------   ------------     -------    -------    -------   ---------
Net asset value beginning of year            $   1.00      $   1.00   $   1.00   $   1.00    $   1.00
 ---------------------------------------   ------------     -------    -------    -------   ---------
Income from investment operations:
Net investment income                           .0464         .0454      .0235      .0230       .0386
Net realized and unrealized gain (loss)
 on investments                                (.0001)            0          0     (.0001)      .0003
 ---------------------------------------   ------------     -------    -------    -------   ---------
Total from investment operations                .0463         .0454      .0235      .0229       .0389
 ---------------------------------------   ------------     -------    -------    -------   ---------
Less distributions to shareholders             (.0463)       (.0454)    (.0235)    (.0229)     (.0389)
 ---------------------------------------   ------------     -------    -------    -------   ---------
Net asset value end of year                  $   1.00      $   1.00   $   1.00   $   1.00    $   1.00
 ---------------------------------------   ------------     -------    -------    -------   ---------
Total return                                     4.73%         4.63%      2.37%      2.31%       3.96%
Ratios/supplemental data
Ratios to average net assets:
  Net investment   income                        4.66%         4.42%      2.50%      2.29%       3.99%
  Total expenses                                 0.98%(a)      0.92%      1.02%      1.11%       1.10%
Net assets end of year (thousands)           $332,796      $245,308   $398,617   $189,167    $227,115
 ---------------------------------------   ------------     -------    -------    -------   ---------

                                                               Year Ended June 30,
                                           ----------------------------------------------------------
                                               1991          1990       1989       1988        1987
 ---------------------------------------   ------------     -------    -------    -------   ---------
Net asset value beginning of year            $   1.00      $   1.00   $   1.00   $   1.00    $   1.00
 ---------------------------------------   ------------     -------    -------    -------   ---------
Income from investment operations:
Net investment income                           .0634         .0760      .0786      .0597       .0524
Net realized and unrealized gain (loss)
 on investments                                     0             0      .0001     (.0001)          0
 ---------------------------------------   ------------     -------    -------    -------   ---------
Total from investment operations                .0634         .0760      .0787      .0596       .0524
 ---------------------------------------   ------------     -------    -------    -------   ---------
Less distributions to shareholders             (.0634)       (.0760)    (.0787)    (.0596)     (.0524)
 ---------------------------------------   ------------     -------    -------    -------   ---------
Net asset value end of year                  $   1.00      $   1.00   $   1.00   $   1.00    $   1.00
 ---------------------------------------   ------------     -------    -------    -------   ---------
Total return                                     6.47%         7.81%      8.18%      6.31%       5.35%
Ratios/supplemental data
Ratios to average net assets:
  Net investment   income                        6.51%         7.53%      7.88%      5.99%       5.30%
  Total expenses                                 0.92%         1.00%      1.00%      1.00%       1.00%
Net assets end of year (thousands)           $400,597      $406,306   $475,640   $461,032    $375,542
 ---------------------------------------   ------------     -------    -------    -------   ---------

(a) "Ratio of total expenses to average net assets" for the year ended June 30, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses for the year ended June 30, 1996, the expense ratio would have been 0.95%.

See Notes to Financial Statements.

PAGE 7
----------------------

FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout each year)

                                                                                      February 1, 1993
                                                       Year Ended June 30,            (Date of Initial
                                                 --------------------------------    Public Offering) to
                                                     1996         1995      1994        June 30, 1993
---------------------------------------------    ------------    ------    ------   --------------------
Net asset value beginning of year                  $  1.00      $  1.00   $  1.00          $  1.00
---------------------------------------------    ------------    ------    ------   --------------------
Income from investment operations:
Net investment income                                .0369        .0362     .0142            .0047
Net realized and unrealized loss on
 investments                                             0            0         0           (.0001)
---------------------------------------------    ------------    ------    ------   --------------------
Total from investment operations                     .0369        .0362     .0142            .0046
---------------------------------------------    ------------    ------    ------   --------------------
Less distributions to shareholders                  (.0369)      (.0362)   (.0142)          (.0046)
---------------------------------------------    ------------    ------    ------   --------------------
Net asset value end of year                        $  1.00      $  1.00   $  1.00          $  1.00
---------------------------------------------    ------------    ------    ------   --------------------
Total return (c)                                      3.76%        3.68%     1.43%            0.46%
Ratios/supplemental data
Ratios to average net assets:
 Net investment income                                3.73%        3.66%     1.84%            1.08%(b)
 Total expenses                                       1.91%(a)     1.84%     1.85%            2.15%(b)
Net assets end of year (thousands)                 $10,042      $ 7,281   $11,198          $   241
---------------------------------------------    ------------    ------    ------   --------------------

(a) "Ratio of total expenses to average net assets" for the year ended June 30, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses for the year ended June 30, 1996, the expense ratio would have been 1.88%.

(b) Annualized.

(c) Excluding applicable sales charges.

See Notes to Financial Statements.

PAGE 8
----------------------
Keystone Liquid Trust

FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout each year)

                                                                                     February 1, 1993
                                                       Year Ended June 30,           (Date of Initial
                                                 --------------------------------    Public Offering) to
                                                     1996         1995      1994        June 30, 1993
---------------------------------------------    ------------    ------    ------   --------------------
Net asset value beginning of year                  $  1.00      $  1.00   $  1.00          $  1.00
---------------------------------------------    ------------    ------    ------   --------------------
Income from investment operations:
Net investment income                                .0370        .0362     .0142            .0045
Net realized and unrealized loss on
 investments                                        (.0001)           0         0           (.0002)
---------------------------------------------    ------------    ------    ------   --------------------
Total from investment operations                     .0369        .0362     .0142            .0043
---------------------------------------------    ------------    ------    ------   --------------------
Less distributions to shareholders                  (.0369)      (.0362)   (.0142)          (.0043)
---------------------------------------------    ------------    ------    ------   --------------------
Net asset value end of year                        $  1.00      $  1.00   $  1.00          $  1.00
---------------------------------------------    ------------    ------    ------   --------------------
Total return (c)                                      3.75%        3.68%     1.43%            0.43%
Ratios/supplemental data
Ratios to average net assets:
 Net investment income                                3.72%        3.52%     1.97%            1.01% (b)
 Total expenses                                       1.94%(a)     1.82%     1.86%            2.09% (b)
Net assets end of year (thousands)                 $ 3,285      $ 4,112   $ 6,599          $    34
---------------------------------------------    ------------    ------    ------   --------------------

(a) "Ratio of total expenses to average net assets" for the year ended June 30, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses for the year ended June 30, 1996, the expense ratio would have been 1.91%.

(b) Annualized.

(c) Excluding applicable sales charges.

See Notes to Financial Statements.

PAGE 9
----------------------

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1996

Assets (Note 1)
 Investments at market value
 (identified cost--$346,432,940)               $346,391,197
 Cash                                               147,619
 Receivable for:
  Fund shares sold                                      100
  Interest                                          941,675
 Prepaid expenses and other assets                   56,798
-------------------------------------------    -------------
    Total assets                                347,537,389
-------------------------------------------    -------------
Liabilities (Note 1)
 Payable for:
  Fund shares redeemed                              232,880
  Distributions to shareholders                   1,132,539
 Accrued expenses                                    48,827
-------------------------------------------    -------------
    Total liabilities                             1,414,246
-------------------------------------------    -------------
Net assets                                     $346,123,143
-------------------------------------------    -------------
Net assets represented by (Note 2)
 Class A Shares ($1.00 a share on
  332,795,671  shares outstanding)             $332,795,671
 Class B Shares ($1.00 a share on
  10,042,074  shares outstanding)                10,042,074
 Class C Shares ($1.00 a share on 3,285,398
  shares outstanding)                             3,285,398
-------------------------------------------    -------------
                                               $346,123,143
-------------------------------------------    -------------
Net asset value and offering price per
 share (Class A, B and C)                             $1.00
-------------------------------------------    -------------

STATEMENT OF OPERATIONS
Year Ended June 30, 1996

Investment income (Note 1)
 Interest                                              $15,264,626
--------------------------------------    ---------   ------------
Expenses (Notes 2 and 3)
 Management fees                         $1,359,239
 Transfer agent fees                        759,359
 Accounting, auditing and legal fees         52,723
 Custodian fees                             148,640
 Trustees' fees and expenses                 34,299
 Distribution Plan expenses                 278,755
 Miscellaneous                              149,465
--------------------------------------    ---------   ------------
  Total expenses                          2,782,480
  Less: Expenses paid indirectly
   (Note 3)                                 (81,434)
--------------------------------------    ---------   ------------
 Net expenses                                            2,701,046
--------------------------------------    ---------   ------------
 Net investment income                                  12,563,580
--------------------------------------    ---------   ------------
Net realized and unrealized gain
 (loss) on investments (Note 1)
 Net realized gain on investments                            4,475
 Net change in unrealized
  depreciation on investments                              (39,780)
--------------------------------------    ---------   ------------
Net realized and unrealized loss on
 investments                                               (35,305)
--------------------------------------    ---------   ------------
Net increase in net assets resulting
 from operations                                       $12,528,275
--------------------------------------    ---------   ------------

See Notes to Financial Statements.

PAGE 10
----------------------
Keystone Liquid Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       Year Ended June 30,
                                                                                  -----------------------------
                                                                                      1996            1995
------------------------------------------------------------------------------     -----------   --------------
Operations
 Net investment income                                                           $ 12,563,580    $  16,854,349
 Net realized gain (loss) on investments                                                4,475              (71)
 Net change in unrealized depreciation on investments                                 (39,780)            (685)
------------------------------------------------------------------------------     -----------   --------------
  Net increase in net assets resulting from operations                             12,528,275       16,853,593
------------------------------------------------------------------------------     -----------   --------------
Distributions to shareholders (Note 1)
 Class A Shares                                                                   (12,043,595)     (16,168,849)
 Class B Shares                                                                      (383,777)        (435,508)
 Class C Shares                                                                      (100,903)        (249,236)
------------------------------------------------------------------------------     -----------   --------------
  Total distributions to shareholders                                             (12,528,275)     (16,853,593)
------------------------------------------------------------------------------     -----------   --------------
Capital share transactions (Note 2)
 Class A Shares                                                                    87,487,588     (153,308,964)
 Class B Shares                                                                     2,760,515       (3,916,029)
 Class C Shares                                                                      (826,275)      (2,487,651)
------------------------------------------------------------------------------     -----------   --------------
 Net increase (decrease) in net assets resulting from capital share
  transactions                                                                     89,421,828     (159,712,644)
------------------------------------------------------------------------------     -----------   --------------
  Total increase (decrease) in net assets                                          89,421,828     (159,712,644)
Net assets
 Beginning of year                                                                256,701,315      416,413,959
------------------------------------------------------------------------------     -----------   --------------
 End of year                                                                     $346,123,143    $ 256,701,315
------------------------------------------------------------------------------     -----------   --------------

See Notes to Financial Statements.

PAGE 11
----------------------

NOTES TO FINANCIAL STATEMENTS

(1.) Summary of Accounting Policies

Keystone Liquid Trust (the "Fund") is an open-end diversified investment management company for which Keystone Management, Inc. ("KMI") is the Investment Manager and Keystone Investment Management Company ("Keystone") is the Investment Adviser. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is a money market mutual fund that seeks high current income from short-term securities while preserving capital and maintaining liquidity.

  The Fund offers Class A, B, and C shares. Class A shares are offered without an initial sales charge. Class B shares are offered without an initial sales charge, although a contingent deferred sales charge may be imposed at the time of redemption, which decreases depending on when the shares were purchased and how long the shares have been held. Class C shares are offered without an initial sales charge, although a contingent deferred sales charge may be imposed on redemptions within one year of purchase. Class C shares are available only through dealers who have entered into special distribution agreements with Keystone Investment Distributors Company ("KIDC"), the Fund's principal underwriter.

  Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. ("KII"), a Delaware corporation. KII is a private corporation owned by an investor group consisting predominantly of current and former members of management of Keystone and its affiliates.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

  Valuation of Securities--Money market investments maturing in sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market. Money market investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Money market investments maturing in more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest approximates market.

  Repurchase Agreements--When the Fund enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price) the repurchase price of the securities will generally equal the amount paid by the Fund plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide securities (collateral) to the Fund whose value will be maintained at an amount not less than the repurchase price. The Fund monitors the value of the collateral on a daily basis, and, if the value of the collateral falls below required levels, the Fund intends to seek additional collateral from the seller or terminate the repurchase agreement. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. Any such loss would be increased by any cost incurred on disposing of such securities. If bankruptcy proceedings are commenced against the seller under the repurchase agree-

PAGE 12
----------------------
Keystone Liquid Trust

ment, the realization on the collateral may be delayed or limited. Repurchase agreements entered into by the Fund will be limited to transactions with dealers or domestic banks believed to present minimal credit risks, and the Fund will take constructive receipt of all securities underlying repurchase agreements until such agreements expire.Keystone Liquid Trust

  Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

  Distributions--The Fund declares dividends daily, pays dividends monthly and automatically reinvests such dividends in additional shares at net asset value, unless shareholders request payment in cash. Dividends are declared from the total of net investment income, plus realized and unrealized gain
(loss) on investments.

  Securities Transactions and Investment Income--Secu rities transactions are accounted for no later than one business day after the trade date. Realized gains and losses from securities transactions are computed on the identified cost basis. Interest income is recorded on the accrual basis.

  Federal Income Taxes--The Fund has qualified, and intends to qualify in the future, as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"). Thus, the Fund expects to be relieved of any federal income tax liability by distributing all of its net tax basis investment income and net tax basis capital gains, if any, to its shareholders. The Fund intends to avoid any excise tax liability by making the required distributions under the Internal Revenue Code.

(2.) Shares of Beneficial Interest

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Since the Fund sold, redeemed and reinvested shares at $1.00 net asset value, the shares and dollar amount are the same. Transactions in Fund shares were as follows:

                                   Year Ended June 30,
   Class A Shares                 1996             1995
--------------------------    ------------   --------------
Sales                      $ 1,105,810,542    $ 725,781,933
Redemptions                 (1,027,927,276)    (892,973,139)
Reinvestment of
 distributions from
 available sources               9,604,322       13,882,242
--------------------------    ------------   --------------
Net increase (decrease)    $    87,487,588    $(153,308,964)
==========================    ============   ==============

   Class B Shares
--------------------------    ------------   --------------
Sales                      $    31,488,209    $  30,267,166
Redemptions                    (29,034,624)     (34,518,836)
Reinvestment of
 distributions from
 available sources                 306,930          335,641
--------------------------    ------------   --------------
Net increase (decrease)    $     2,760,515    $  (3,916,029)
==========================    ============   ==============

   Class C Shares
--------------------------    ------------   --------------
Sales                      $     7,581,549    $  11,924,336
Redemptions                     (8,502,653)     (14,624,256)
Reinvestment of
 distributions from
 available sources                  94,829          212,269
--------------------------    ------------   --------------
Net decrease               $      (826,275)   $  (2,487,651)
==========================    ============   ==============

PAGE 13
----------------------

  The Fund bears some of the costs of selling its shares under Distribution Plans adopted with respect to its Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act.

  The Fund's Class A Distribution Plan provides for expenditures, which are currently limited to 0.25% annually of the average daily net asset value of Class A shares, to pay expenses associated with the distribution of Class A shares. Amounts paid by the Fund to KIDC under the Class A Distribution Plan are currently used to pay others, such as dealers, service fees at an annual rate of up to 0.25% of the average daily net asset value of Class A shares maintained by such others.

  The Fund's Class B Distribution Plans provide for expenditures at an annual rate of up to 1.00% of the average daily net asset value of Class B shares to pay expenses associated with the distribution of Class B shares. For Class B shares sold on or after June 1, 1995, amounts paid by the Fund under such shares' Class B Distribution Plan are currently used to pay others (dealers) a commission at the time of purchase normally equal to 4.00% of the price paid for each Class B share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class B share sold. Beginning approximately 12 months after the purchase of such Class B shares, the dealer or other party will receive service fees at an annual rate of 0.25% of the average daily net asset value of such Class B shares maintained by such others. A contingent deferred sales charge will be imposed, if applicable, on Class B shares purchased on or after June 1, 1995 at rates ranging from a maximum of 5% of amounts redeemed during the first 12 month period from and including the month of purchase to 1% of amounts redeemed during the sixth twelve month period. Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years from and including the month of purchase will automatically convert to Class A shares without a front-end sales charge or exchange fee. Class B shares purchased prior to June 1, 1995 convert to Class A shares after seven years.

  The Fund's Class C Distribution Plan provides for expenditures at an annual rate of up to 1.00% of the average daily net asset value of Class C shares to pay expenses associated with the distribution of Class C shares. Amounts paid by the Fund under the Class C Distribution Plan are currently used to pay others (dealers) a commission at the time of purchase in the amount of 0.75% of the price paid for each Class C share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share. Beginning approximately 15 months after purchase date, the dealer or other party will receive a commission at an annual rate of 0.75% of the average net asset value (subject to applicable limitations imposed by rules adopted by the National Association of Securities Dealers, Inc.("NASD")) plus service fees at the annual rate of 0.25% of the average net asset value of each Class C share maintained by such others on the Fund's books for specified periods.

  Each of the Distribution Plans may be terminated at any time by a vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, at the discretion of the Board of Trustees, payments to KIDC may continue as compensation for its services which had been earned while the Distribution Plans were in effect.

  During the year ended June 30, 1996, the Fund paid or accrued to KIDC $148,564 under its Class A Distribution Plan. During the year ended June 30, 1996 under its Class B Distribution Plans, the Fund

PAGE 14
----------------------
Keystone Liquid Trust

paid or accrued to KIDC $77,113 for Class B shares sold prior to June 1, 1995 and $25,876 for Class B shares sold on or after June 1, 1995. During the year ended June 30, 1996, the Fund paid or accrued $27,202 under its Class C Distribution Plan.Keystone Liquid Trust

  Under applicable NASD rules, the maximum uncollected amounts for which KIDC may seek payment from the Fund under its Distribution Plans as of June 30, 1996 are $1,069,672 for Class B shares purchased prior to June 1, 1995, $201,443 for Class B shares purchased on or after June 1, 1995, and $1,036,758 for Class C shares.

  Presently, the Fund's class-specific expenses are limited to Distribution Plan expenses incurred by a class of shares pursuant to its Distribution Plan.

(3.) Investment Management Agreement and Other Transactions

Under the terms of the Investment Management Agreement between KMI and the Fund, KMI provides investment management and administrative services to the Fund. In return, KMI is paid a management fee computed and paid daily calculated by applying percentage rates, starting at 0.50%, and declining as net assets increase, to 0.40% per annum, to the net asset value of the Fund. KMI has entered into an Investment Advisory Agreement with Keystone under which Keystone provides investment advisory and management services to the Fund and receives for its services an annual fee representing 85% of the management fee received by KMI.

  During the year ended June 30, 1996, the Fund paid or accrued to KMI investment management and administration services fees of $1,359,239, which represented 0.50% of the Fund's average net assets. Of such amount paid to KMI, $1,155,353 was paid to Keystone for its services to the Fund.

  During the year ended June 30, 1996, the Fund paid or accrued $17,571 to KII as reimbursement for certain accounting services provided to the Fund.

  Keystone Investor Resource Center, Inc. ("KIRC"), a wholly-owned subsidiary of Keystone, is the Fund's transfer and dividend disbursing agent. For the year ended June 30, 1996, the Fund paid or accrued $759,359 to KIRC for transfer agent fees.

  The Fund has entered into an expense offset arrangement with its custodian. For the year ended June 30, 1996, the Fund paid custody fees in the amount of $67,206 and received a credit of $81,434 pursuant to the expense offset arrangement, resulting in a total expense of $148,640. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

  Certain officers and/or Directors of Keystone are also officers and/or Trustees of the Fund. Officers of Keystone and affiliated Trustees receive no compensation directly from the Fund.

------------------------------------------------------------------------------
FEDERAL TAX STATUS--FISCAL 1996 DISTRIBUTIONS (Unaudited)

During the fiscal year ended June 30, 1996, dividends of $0.0463, $0.0369 and $0.0369 per share were paid or are payable to shareholders of Keystone Liquid Trust Class A, B, and C, respectively. All dividends are taxable to shareholders as ordinary income in the year in which received by them or credited to their accounts and are not eligible for the corporate dividend received deduction. In January 1997 we will send you information on the distributions paid during the calendar year to help you in completing your federal tax return.

PAGE 15
----------------------

INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Keystone Liquid Trust

We have audited the accompanying statement of assets and liabilities of Keystone Liquid Trust, including the schedule of investments, as of June 30, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended for Class A shares, and for each of the years in the three-year period then ended and the period from February 1, 1993 (date of initial public offering) to June 30, 1993 for Class B and Class C shares. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Liquid Trust as of June 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.


                                                     /S/ KPMG Peat Marwick LLP
                                                         KPMG Peat Marwick LLP

Boston, Massachusetts
July 26, 1996

                             KEYSTONE LIQUID TRUST

                                     PART C

                               OTHER INFORMATION



Item 24.          Financial Statements and Exhibits


Item 24(a).       FINANCIAL STATEMENTS

All financial statements listed below are included in Registrant's Statement of Additional Information.


Schedule of Investments                           June 30, 1996

Financial Highlights
     Class A                                      For each of the years in the
                                                  ten-year period ended
                                                  June 30, 1996

     Class B                                      For each of the years in the
                                                  three-year period ended
                                                  June 30, 1996 and the period
                                                  from February 1, 1993 (date
                                                  of initial public offering) to
                                                  June 30, 1996

     Class C                                      For each of the years in the
                                                  three-year period ended
                                                  June 30, 1996 and the period
                                                  from February 1, 1993 (date
                                                  of initial public offering) to
                                                  June 30, 1996


Statement of Assets and Liabilities               June 30, 1996

Statement of Operations                           Year ended
                                                  June 30, 1996

Statement of Changes in Net Assets                Two years ended
                                                  June 30, 1996

Notes to Financial Statements

Independent Auditors' Report                      July 26, 1996

Item 24(b) Exhibits


 (1) A copy of Registrant's Declaration of Trust dated December 1, 1985, as supplemented (the "Declaration of Trust") was filed with Post-Effective Amendment No. 50 to Registration Statement No. 2-51914/811-2521 ("Post-Effective Amendment No. 50") as Exhibit 24(b)(1) and is incorporated by reference herein.

 (2) A copy of the Registrant's By-Laws, as amended (the "By-Laws"), was filed with Post-Effective Amendment No. 50 as Exhibit 24(b)(2) and is incorporated by reference herein.

 (3)     Not applicable.

 (4)(A) Registrant's Declaration of Trust, Articles III, V, VI, and VIII, was filed with Post-Effective Amendment No. 50 as Exhibit 24(b)(1) and is incorporated by reference herein.

 (4)(B)  Registrant's   By-Laws,   Article  I,   Section   1.4  was  filed  with
         Post-Effective Amendment No. 50 as Exhibit 24(b)(2) and is incorporated by reference herein.

 (5)(A) A copy of the Management Agreement between Registrant and Keystone Management, Inc. was filed with Post-Effective Amendment No. 50 as
         Exhibit 24(b)(5)(A) and is incorporated by reference herein.

 (5)(B) A copy of the Advisory Agreement between Keystone Management, Inc. and Keystone Investment Management Company was filed with Post-Effective Amendment No. 50 as Exhibit 24(b)(5)(B) and is incorporated by reference herein.

 (6)(A) Copies of the Principal Underwriting Agreements between Registrant and Keystone Investment Distributors Company were filed with Post-Effective Amendment No. 50 as Exhibit 24(b)(6)(A) and are incorporated by reference herein.

         A copy of the form of Dealer Agreement used by Keystone Investment Distributors Company was filed with Post-Effective Amendment No. 43 to Registration Statement No. 2-51914/811-2521 as Exhibit 24(b)(6)(A) and is incorporated by reference herein.

 (7)     Not applicable.

 (8) A copy of the Custodian, Fund Accounting and Recordkeeping Agreement, as amended between Registrant and State Street Bank and Trust Company was filed with Post-Effective Amendment No. 50 as Exhibit 24(b)(8) and is incorporated by reference herein.

 (9)     Not applicable.

 (10) An opinion and consent of counsel as to the legality of securities registered by the Fund is filed herewith as Exhibit 24(b)(10).

 (11) Consent as to the use of Registrant's Independent Auditors Report is filed herewith as Exhibit 24(b)(11).

 (12)    Not applicable.

 (13)    Not applicable.

 (14)    Not applicable.

 (15) Copies of Registrant's Distribution Plans adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 were filed herewith with Post-Effective Amendment No. 50 as Exhibit 24(b)(15) and are incorporated by reference herein.

 (16) A schedule for computation of the effective and current yields is filed herewith as Exhibit 24(b)(16).

 (17)    Financial Data Schedules are filed herewith as Exhibit 24(b)(17).

 (18) A copy of the form of Registrant's Multiple Class Plan adopted pursuant to Rule 18f-3 was filed with Post-Effective No. 49 to Registration Statement No. 2-51914/811-2521 as Exhibit 24(b)(18) and is incorporated by reference herein.

 (19)    Powers of Attorney are filed herewith as Exhibit 24(b)(19).

Item 25. Persons Controlled by or under Common Control with Registrant

         Not applicable.

Item 26. Number of Holders of Securities

                                                 Number of Record
         Title of Class                     Holders as of September 30, 1996
         --------------                     --------------------------------

         Shares of Beneficial               Class A -  15,857
         Interest, without par              Class B -     639
         value                              Class C -     562

Item 27. Indemnification

         Provisions for the indemnification of the Registrant's Trustees and officers are contained in Article VIII of the Declaration of Trust, a copy of which was filed with Post-Effective Amendment No. 50 as Exhibit 24(b)(1).

         Provisions for the indemnification of Keystone Investment Management Company, Registrant's investment adviser, are contained in Section 4 of the Advisory Agreement, by and between Keystone Management, Inc. and Keystone Investment Management Company, a copy of which was filed with Post-Effective amendment No. 50 as Exhibit 24(b)(1).

         Provisions for the indemnification of Keystone Investment Distributors Company, Registrant's principal underwriter, are contained in Section 9 of the Principal Underwriting Agreements (for Class B-1 and B-2 Shares) by and between Registrant and Keystone Investment Distributors Company, copies of which were filed with Post-Effective Amendment No. 50 as Exhibit 24(b)(5)(B).

Item 28. Businesses and Other Connections of Investment Advisers

         The following tables list the names of the various officers and directors of Keystone Management, Inc. and Keystone Investment Management Company, Registrant's investment manager and adviser, respectively, and their respective positions. For each named individual, the tables list, for at least the past two fiscal years,
         (i) any other organizations (excluding investment advisory clients) with which the officer and/or director has had or has substantial involvement; and (ii) positions held with such organizations.

           LIST OF OFFICERS AND DIRECTORS OF KEYSTONE MANAGEMENT, INC.

                      Position with
                      Keystone                  Other
                      Management,               Business
Name                  Inc.                      Affiliations

Albert H.             Chairman of               Chairman of the Board,
Elfner, III           the Board,                Chief Executive Officer,
                      Chief Execu-              President and Director:
                      tive Officer,              Keystone Investments, Inc.
                      President and              Keystone Software, Inc.
                      Director                   Keystone Asset Corporation
                                                 Keystone Capital Corporation
                                                 Keystone Investments
                                                  Family of Funds
                                                Chairman of the Board
                                                and Director:
                                                 Keystone Investment
                                                  Management Company
                                                 Keystone Institutional
                                                  Company, Inc.
                                                 Keystone Fixed Income
                                                  Advisers, Inc.
                                                President and Director:
                                                 Keystone Trust Company
                                               Director or Trustee:
                                                Fiduciary Investment
                                                 Company, Inc.
                                                Keystone Investor
                                                 Resource Center, Inc.
                                                Boston Children's
                                                 Services Association
                                                Middlesex School
                                                Middlebury College
                                               Former Trustee or Director:
                                                Neworld Bank

Edward F. Godfrey     Treasurer and             Senior Vice President,
                      Director                  Chief Financial Officer,
                      Treasurer                 and Director
                                                 Keystone Investments, Inc.
                                                 Keystone Investment
                                                  Management Company
                                                 Keystone Investment
                                                  Distributors Company
                                                Treasurer:
                                                 Keystone Institutional
                                                  Company, Inc.
                                                 Keystone Software, Inc.
                                                 Fiduciary Investment
                                                  Company, Inc.
                                                Former Treasurer and Dirctor:
                                                 Hartwell Keystone
                                                  Advisers, Inc.
                                                Senior Vice President:
                                                 Keystone Investments
                                                  Family of Funds

Ralph J.              Director                  President and Director:
Spuehler, Jr.                                    Keystone Investment
                                                  Distributors Company
                                                Chairman and Director:
                                                 Keystone Investor
                                                  Resource Center, Inc.
                                                 Keystone Investment
                                                  Management Company
                                                Senior Vice President and
                                                Director:
                                                 Keystone Investments, Inc.
                                                Treasurer:
                                                 Hartwell Emerging Growth Fund
                                                Former President:
                                                 Keystone Management, Inc.
                                                Former Treasurer:
                                                 Keystone Investments, Inc.
                                                 Keystone Investment
                                                 Management Company

Rosemary D. Van       Senior Vice               General Counsel, Senior
Antwerp               President,                Vice President and Secretary:
                      General Counsel            Keystone Investments, Inc.
                      and Secretary             Senior Vice President and
                                                General Counsel:
                                                 Keystone Institutional
                                                  Company, Inc.
                                                Senior Vice President,
                                                General Counsel and Director:
                                                 Keystone Investor Resource,
                                                  Center, Inc.
                                                 Fiduciary Investment
                                                  Company, Inc.
                                                 Keystone Investment
                                                  Distributors Company
                                                Senior Vice President,
                                                General Counsel, Director
                                                and Secretary:
                                                 Keystone Management, Inc.
                                                 Keystone Software, Inc.
                                                Formerly Senior Vice
                                                President and Secretary:
                                                 Hartwell Keystone
                                                  Advisers, Inc.
                                                Vice President and Secretary:
                                                 Keystone Fixed Income
                                                  Advisers, Inc.

John D. Rogol         Vice President            Vice President and
                      and Controller            Controller:
                                                 Keystone Investments, Inc.
                                                 Keystone Investment
                                                  Management Company
                                                 Keystone Investment
                                                  Distributors Company
                                                 Keystone Institutional
                                                  Company, Inc.
                                                 Fiduciary Investment
                                                  Company, Inc.
                                                 Keystone Software, Inc.
                                                  Advisers, Inc.

J. Kevin Kenely            Vice President          Vice President:
                                                    Keystone Investments, Inc.
                                                    Keystone Investment
                                                     Distributors Company
                                                    Keystone Institutional
                                                     Company, Inc.
                                                    Keystone Investment
                                                     Management Company
                                                    Keystone Institutional
                                                     Company, Inc.
                                                    Keystone Software, Inc.
                                                    Fiduciary Investment
                                                     Company, Inc.
                                                   Formerly Controller:
                                                    Keystone Investments, Inc.
                                                    Keystone Investment
                                                     Management Company
                                                    Keystone Investment
                                                     Distributors Company
                                                    Keystone Institutional
                                                     Company, Inc.
                                                    Keystone Management, Inc.
                                                    Keystone Software, Inc.
                                                    Fiduciary Investment
                                                     Company, Inc.

Michael A. Thomas     Vice President            Vice President:
                                                 Keystone Investments, Inc.

                        LIST OF OFFICERS AND DIRECTORS OF
                     KEYSTONE INVESTMENT MANAGEMENT COMPANY

                           Position with
                           Keystone                Other
                           Investment              Business
Name                       Management Company      Affiliations
----                       ------------------      ------------

Albert H.                  Chairman of             Chairman of the Board,
Elfner, III                the Board,              Chief Executive Officer,
                           Chief Executive         President and Director:
                           Officer,and              Keystone Investments, Inc.
                           Director                 Keystone Management, Inc.
                                                    Keystone Software, Inc.
                                                    Keystone Asset Corporation
                                                    Keystone Capital Corporation
                                                    Chairman of the Board and
                                                    Director:
                                                     Keystone Fixed Income
                                                      Advisers, Inc.
                                                     Keystone Institutional
                                                      Company, Inc.
                                                    President and Director:
                                                     Keystone Trust Company
                                                    Director or Trustee:
                                                     Fiduciary Investment
                                                      Company, Inc.
                                                     Keystone Investment
                                                      Distributors Company
                                                     Keystone Investor
                                                      Resource Center, Inc.
                                                     Boston Children's
                                                      Services Associates
                                                     Middlesex School
                                                     Middlebury College
                                                    Former Trustee or Director:
                                                     Neworld Bank
                                                     Robert Van Partners, Inc.

Philip M. Byrne            Director                President and Director:
                                                    Keystone Institutional
                                                     Company, Inc.
                                                   Senior Vice President:
                                                    Keystone Investments, Inc.

Herbert L.                 Senior Vice             None
Bishop, Jr.                President

Donald C. Dates            Senior Vice             None
                           President

Gilman Gunn                Senior Vice             None
                           President

Edward F.                  Director,               Director, Senior Vice
Godfrey                    Senior Vice             President
                           President,              Chief Financial Officer and
                           Treasurer and           Treasurer:
                           Chief Financial          Keystone Investments, Inc.
                           Officer                  Keystone Investment
                                                     Distributors Company
                                                    Treasurer:
                                                     Keystone Institutional
                                                      Company, Inc.
                                                     Keystone Management, Inc.
                                                      Keystone Software, Inc.
                                                      Fiduciary Investment
                                                       Company, Inc.
                                                     Former Treasurer and
                                                     Director:
                                                      Hartwell Keystone
                                                       Advisers, Inc.

James R. McCall            Director and              None
                           President

Ralph J.                   Director                  President and Director:
Spuehler, Jr.                                         Keystone Investment
                                                       Distributors Company
                                                     Senior Vice President and
                                                     Director:
                                                      Keystone Investments, Inc.
                                                     Chairman and Director:
                                                      Keystone Investor
                                                      Resource Center, Inc.
                                                     Keystone Management, Inc.
                                                     Formerly President:
                                                      Keystone Management, Inc.
                                                     Formerly Treasurer:
                                                      Keystone Investments, Inc.
                                                      Keystone Investment
                                                      Management Company

Rosemary D.                Senior Vice             General Counsel, Senior
Van Antwerp                President,              Vice President and
                           General Counsel         Secretary:
                           and Secretary            Keystone Investments, Inc.
                                                   Senior Vice President and
                                                   General Counsel:
                                                    Keystone Institutional
                                                     Company, Inc.
                                                   Senior Vice President,
                                                   General Counsel and
                                                   Director:
                                                    Keystone Investor
                                                     Resource Center, Inc.
                                                    Fiduciary Investment
                                                     Company, Inc.
                                                    Keystone Investment
                                                     Distributors Company
                                                   Senior Vice President,
                                                   General Counsel, Director
                                                    and Secretary:
                                                    Keystone Management, Inc.
                                                    Keystone Software, Inc.
                                                   Former Senior Vice
                                                   President and Secretary:
                                                    Hartwell Keystone
                                                    Advisers, Inc.
                                                   Vice President and Secretary:
                                                    Keystone Fixed Income
                                                     Advisers, Inc.

J. Kevin Kenely            Vice President          Vice President:
                                                    Keystone Investments, Inc.
                                                    Keystone Investment
                                                     Distributors Company
                                                   Keystone Institutional
                                                     Company, Inc.
                                                    Keystone Management, Inc.
                                                    Keystone Institutional
                                                     Company, Inc.
                                                    Keystone Software, Inc.
                                                    Fiduciary Investment
                                                     Company, Inc.
                                                   Formerly Controller:
                                                    Keystone Investments, Inc.
                                                    Keystone Investment
                                                     Management Company
                                                    Keystone Investment
                                                     Distributors Company
                                                    Keystone Institutional
                                                     Company, Inc.
                                                    Keystone Management, Inc.
                                                    Keystone Software, Inc.
                                                    Fiduciary Investment
                                                     Company, Inc.

John D. Rogol              Vice President          Vice President and
                           and Controller          Controller:
                                                    Keystone Investments, Inc.
                                                    Keystone Invesmtent
                                                     Distributors Company
                                                    Keystone Institutional
                                                     Company, Inc.
                                                    Keystone Management, Inc.
                                                   Keystone Software, Inc.
                                                   Fiduciary Investment
                                                    Company, Inc.
                                                   Controller:
                                                    Keystone Asset Corporation
                                                    Keystone Capital Corporation

Robert K.                  Vice President          None
Baumback

Betsy A. Blacher           Senior Vice             None
                           President

Francis X. Claro           Vice President          None

Kristine R.                Vice President          None
Cloyes

Christopher P.             Senior Vice             None
Conkey                     President

Richard Cryan              Senior Vice             None
                           President

Maureen E.                 Senior Vice             None
Cullinane                  President

George E. Dlugos           Vice President          None

Antonio T. Docal           Vice President          None

Sami J. Karam              Vice President          None

George J. Kimball          Vice President          None

JoAnn L. Lyndon            Vice President          None

John C.                    Vice President          None
Madden, Jr.

Stephen A. Marks           Vice President          None

Eleanor H. Marsh           Vice President          None

Walter T.                  Senior Vice             None
McCormick                  President

Barbara McCue              Vice President          None

Stanley  M. Niksa          Vice President          None

Robert E. O'Brien          Vice President          None

Margery C. Parker          Vice President          None

William H.                 Vice President          None
Parsons

Daniel A. Rabasco          Vice President          None

Kathy K. Wang              Vice President          None

Judith A. Warners          Vice President          None

Joseph J.                  Asst. Vice              None
Decristofaro               President



Item 29. Principal Underwriter

     (a) Keystone Investment Distributors Company, which acts as Registrant's principal underwriter, also acts as principal underwriter for the following entities:

         Keystone Quality Fund (B-1)
         Keystone Diversified Bond Fund (B-2)
         Keystone High Income Bond Fund (B-4)
         Keystone Balanced Fund (K-1)
         Keystone Strategic Growth Fund (K-2)
         Keystone Growth and Income Fund (S-1)
         Keystone Mid-Cap Growth Fund (S-3)
         Keystone Small Company Growth Fund (S-4)
         Keystone Capital Preservation and Income Fund
         Keystone Fund for Total Return
         Keystone Global Opportunities Fund
         Keystone Government Securities Fund
         Keystone America Hartwell Emerging Growth Fund, Inc.
         Keystone Intermediate Term Bond Fund
         Keystone Omega Fund
         Keystone Strategic Income Fund
         Keystone State Tax Free Fund
         Keystone State Tax Free Fund-Series II
         Keystone Tax Free Income Fund
         Keystone World Bond Fund
         Keystone Fund of the Americas
         Keystone International Fund
         Keystone Precious Metals Holdings, Inc.
         Keystone Strategic Development Fund
         Keystone Tax Free Fund
         Keystone Small Company Growth Fund II
         Keystone Balanced Fund II
         Keystone Emerging Markets Fund

     (b) For information with respect to each officer and director of Registrant's acting principal underwriter, see the following pages.


Name and                        Position and Offices with          Position and
Principal                       Keystone Investment                Offices with
Business Address                Distributors Company               the Fund
----------------                -------------------------          ------------
Ralph J. Spuehler*              Director, President                None

Edward F. Godfrey*              Director, Senior Vice              Senior Vice
                                President, Treasurer               President
                                and Chief Financial
                                Officer

Rosemary D. Van Antwerp*        Director, Senior Vice              Senior Vice
                                President, General Counsel         President and
                                                                   Secretary

Albert H. Elfner, III*          Director                           President

Charles W. Carr*                Senior Vice President              None

Peter M. Delehanty*             Senior Vice President              None

J. Kevin Kenely*                Vice President                     Treasurer

John D. Rogol*                  Vice President and                 None
                                Controller

Gregg A. Mahalich               Divisional Vice                    None
14952 Richards Drive W.         President
Minnetonka, MN  55345

C. Kenneth Molander             Divisional Vice                    None
8 King Edward Drive             President
Londenderry, NH 03053


William L. Carey, Jr.           Regional Manager and               None
4 Treble Lane                   Vice President
Malvern, PA  19355

John W. Crites                  Regional Manager and               None
2769 Oakland Circle W.          Vice President
Aurora, CO 80014

Richard J. Fish                 Regional Manager and               None
309 West 90th Street            Vice President
New York, NY  10024

Michael E. Gathings             Regional Manager and               None
245 Wicklawn Way                Vice President
Roswell, GA  30076

Paul D. Graffy                  Regional Manager and               None
15509 Janas Drive               Vice President
Lockport, IL  60441

Robert G. Holz, Jr.             Regional Manager and               None
313 Meadowcrest Drive           Vice President
Richardson, Texas 75080

Todd L. Kobrin                  Regional Manager and               None
20 Iron Gate                    Vice President
Metuchen, NJ 08840

Ralph H. Johnson                Regional Manager and               None
345 Masters Court, #2           Vice President
Walnut Creek, CA 94598

Robert P. Matson                Regional Manager and               None
4557 N. O'Connor Blvd.          Vice President
No. 1286
Irving, TX  75062

Paul J. McIntyre                Regional Manager and               None
118 Main Centre, #203           Vice President
Northville, MI  48167

Thomas O. Meloy                 Regional Manager and               None
2808 McKinney Ave.              Vice President
No. 141
Dallas, TX  75204

Alan V. Niemi                   Regional Manager and               None
3511 Grant Street               and Vice President
Lee's Summit, MO  64064

Ronald L. Noble                 Regional Manager and               None
428 N. Adventure Trail          and Vice President
Virginia Beach, VA  23454

Juliana Perkins                 Regional Manager and               None
2348 West Adrian Street         Vice President
Newbury Park, CA 91320

Matthew D. Twomey               Regional Manager and               None
9627 Sparrow Court              Vice President
Ellicott City, MD 21042

Mitchell I. Weiser              Regional Manager and               None
7031 Ventura Court              Vice President
Parkland, FL  33067

L. Welden Evans                 Regional Banking Officer           None
490 Huntcliff Green             and Vice President
Atlanta, GA 30350

Raymond P. Ajemian*             Manager and Vice President         None

Jonathan I. Cohen*              Vice President                     None

Michael S. Festa*               Vice President                     None

Russell A. Haskell*             Vice President                     None

Robert J. Matson*               Vice President                     None

John M. McAllister*             Vice President                     None

Mark Minnucci*                  Vice President                     None

Ashley M.Norwood*               Assistant Vice President           None

Burton Robbins                  Vice President                     None
1586 Folkstone Terrace
Westlake Village, CA 91361

Julie A. Robinson*              Vice President                     None

Thomas E. Ryan, III*            Vice President                     None

Joan M. Balchunas*              Assistant Vice President           None

Thomas J. Gainey*               Assistant Vice President           None

Lyman Jackson*                  Assistant Vice President           None

Eric S. Jeppson*                Assistant Vice President           None

Peter M. Sullivan               Assistant Vice President           None
21445 Southeast 35th Way
Issaquah, WA  98027

Jean S. Loewenberg*             Assistant Secretary                Assistant
                                                                   Secretary

Colleen L. Mette*               Assistant Secretary                Assistant
                                                                   Secretary

Dorothy E. Bourassa*            Assistant Secretary                Assistant
                                                                   Secretary
* Located at 200 Berkeley Street, Boston, Massachusetts 02116-5034


Item 29(c). - Not applicable

Item 30.  Location of Accounts and Records

          Keystone Investments, Inc.
          200 Berkeley Street
          Boston, Massachusetts 02116-5034

          State Street Bank and Trust Company
          1776 Heritage Drive
          Quincy, Massachusetts 02171

          Iron Mountain
          331 Sharp Slot Road
          Swansea, Massachusetts  02777


Item 31.  Management Services

          Not Applicable.


Item 32.  Undertakings

         Registrant hereby undertakes to furnish each person to whom a copy of the Registrant's prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, in The Commonwealth of Massachusetts, on the 7th day of October, 1996.

                                             KEYSTONE LIQUID TRUST

                                             By:/s/ Rosemary D. Van Antwerp
                                                Rosemary D. Van Antwerp
                                                Senior Vice President and
                                                  Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registrant's Registration Statement has been signed below by the following
persons in the capacities indicated on the    day of October, 1996.

SIGNATURES                                  TITLE
----------                                  -----

/s/ George S. Bissell         Chairman of the Board and Trustee
-------------------------
George S. Bissell*


/s/ Albert H. Elfner, III     Chief Executive Officer, President and Trustee
-------------------------
Albert H. Elfner, III*


/s/ J. Kevin Kenely           Treasurer (Principal Financial
-------------------------     and Accounting Officer)
J. Kevin Kenely*



                                            *By:/s/ James M. Wall
                                                ------------------------------
                                                James M. Wall**
                                                Attorney-in-Fact

SIGNATURES                                  TITLE
----------                                  ------


/s/ Frederick Amling                        Trustee
-------------------------
Frederick Amling*


/s/ Charles A. Austin, III                  Trustee
--------------------------
Charles A. Austin, III*


/s/ Edwin D. Campbell                       Trustee
--------------------------
Edwin D. Campbell*


/s/ Charles F. Chapin                       Trustee
--------------------------
Charles F. Chapin*


/s/ K. Dun Gifford                          Trustee
--------------------------
K. Dun Gifford*


/s/ Leroy Keith, Jr.                        Trustee
--------------------------
Leroy Keith, Jr.*


/s/ F. Ray Keyser, Jr.                      Trustee
--------------------------
F. Ray Keyser, Jr.*


/s/ David M. Richardson                     Trustee
--------------------------
David M. Richardson*


/s/ Richard J. Shima                        Trustee
--------------------------
Richard J. Shima*


/s/ Andrew J. Simons                        Trustee
--------------------------
Andrew J. Simons*



                           *By:/s/ James M. Wall
                               --------------------------
                               James M. Wall**
                               Attorney-in-Fact

**James M. Wall, by signing his name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons and attached hereto as Exhibit 24(b)(19).

                               INDEX TO EXHIBITS



Exhibit Number             Exhibit
-------------              ---------

  1                        Declaration of Trust,
                           as supplemented(1)

  2                        By-Laws, as amended(1)

  5 (A)                    Management Agreement(1)
    (B)                    Advisory Agreement(1)

  6 (A)                    Underwriting Agreements,
                           as amended(1)
                           Dealers Agreement(2)

  8                        Custodian Agreement, Fund
                           Accounting and Recordkeeping
                           Agreement, as amended(1)

 10                        Opinion and Consent of Counsel

 11                        Independent Auditors' Consent

 15                        Class A, B and C Distribution
                           Plans(1)

 16                        Current and Effective Yield
                           Schedules

 17                        Financial Data Schedules

 18                        Multiple Class Plan(3)

 19                        Powers of Attorney

-------------------

(1) Incorporated by reference herein to Post-Effective Amendment No. 50 to Registration Statement No. 2-51914/811-2521.

(2) Incorporated by reference herein to Post-Effective Amendment No. 43 to Registration Statement No. 2-51914/811-2521.

(3) Incorporated by reference herein to Post-Effective Amendment No. 49 to Registration Statement No. 2-51914/811-2521.